SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           The Gillette Company
             (Name of Registrant as Specified in Its Charter)

                           The Gillette Company
                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X] $125 per Exchange Act Rule 0-11(c)(l)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
 1) Title of each class of securities to which transaction applies:


 2) Aggregate number of securities to which transactions applies:


 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:\1/ <F1>


 4) Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
 1) Amount Previously Paid:


 2) Form, Schedule or Registration Statement No.:


 3) Filing Party:

 4) Date Filed:

[FN]
<F1> \1/Set forth the amount on which the filing fee is calculated and state how it was determined.

LOGO -- See Appendix

March 17, 1994


Gillette Stockholders:

You are cordially invited to attend the 1994 Annual Meeting of the stockholders of The Gillette Company to be held at 10:00 a.m. on Thursday, April 21, 1994, at the John F. Kennedy Library and Museum, Columbia Point, Boston, Massachusetts.

At the meeting, we will vote on the proposals described in the accompanying Notice and Proxy Statement. We will also report to you on the operations of the Company. You will have the opportunity to ask questions about the business that may be of general interest to stockholders.

Your vote is important regardless of how many shares you own. Please take a few minutes now to review the proxy statement and to sign and date your proxy and return it in the envelope provided. You may attend the meeting and vote in person even if you have previously returned your proxy.

I look forward to seeing you at the meeting.


Very truly yours,

Alfred M. Zeien

LOGO -- SEE APPENDIX


NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS

The 1994 Annual Meeting of the stockholders of The Gillette Company will be held at the John F. Kennedy Library and Museum, Columbia Point, Boston, Massachusetts, on Thursday, April 21, 1994, at 10:00 a.m. for the following purposes:
      1. To elect three directors for terms to expire at the 1997 Annual Meeting of the stockholders.
      2. To vote on the proposed Outside Directors' Stock Ownership Plan, as described in the accompanying proxy statement.
      3. To vote on the proposed amendment of the 1971 Stock Option Plan, as described in the accompanying proxy statement.
      4. To vote on the proposed amendment of the Stock Equivalent Unit Plan, as described in the accompanying proxy statement.
      5. To vote on the approval of the appointment of auditors for the year
         1994.
      6. To transact such other business as may properly come before the meeting and any and all adjournments thereof.
The Board of Directors has fixed the close of business on March 1, 1994, as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the office of the Secretary of the Company at the above address. If you indicate that you plan to attend the meeting by marking the appropriate space on the proxy card, an admission ticket will be sent approximately one week in advance of the meeting. You should bring a form of personal identification to the meeting with you. If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.
Whether or not you expect to attend, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.


By order of the Board of Directors
Jill C. Richardson, Secretary

Boston, Massachusetts
March 17, 1994

LOGO -- See Appendix

March 17, 1994

PROXY STATEMENT

INTRODUCTION
This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors for the 1994 Annual Meeting of the stockholders of the Company on April 21, 1994. The Notice of Annual Meeting, this proxy statement and the accompanying proxy are being mailed to stockholders on or about March 17, 1994. You can ensure that your shares are voted at the meeting by signing and dating the enclosed proxy and returning it in the envelope provided. Sending in a signed proxy will not affect your right to attend the meeting and vote in person. You may revoke your proxy at any time before it is voted by notifying the Company's Transfer Agent, The First National Bank of Boston, P.O. Box 471, Boston, Massachusetts 02102-9901 in writing, or by executing a subsequent proxy, which revokes your previously executed proxy.
The enclosed proxy will also serve as a confidential voting instruction to the trustees of the Company's employees' savings plans and the Employee Stock Ownership Plan ("ESOP"). If voting instructions have not been received from a participant by April 13, 1994, the shares allocated to the participant's account(s) and ESOP shares that have not been allocated to participant accounts will be voted on each issue by each plan trustee in proportion to the shares as to which voting instructions have been returned by other participants of each respective plan.

1. ELECTION OF DIRECTORS
At the meeting, three directors, Herbert H. Jacobi, Alexander B. Trowbridge, and Joseph F. Turley, are to be elected to serve for terms that expire at the 1997 Annual Meeting of the stockholders. Lawrence E. Fouraker, whose term as a director will expire at the 1994 Annual Meeting, is not standing for reelection, having reached the mandatory retirement age for directors. Information regarding the Board's three nominees for directors is set forth at page 2. Information regarding the eight directors whose terms expire in 1995 and 1996 is set forth at pages 3 and 4.
The accompanying proxy will be voted for the election of the Board's nominees unless contrary instructions are given. If any nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote for the remaining Board nominees and, unless the number of directors is reduced by the Board of Directors, for such other person as the Board of Directors may designate.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
FOR THREE-YEAR TERMS TO EXPIRE AT THE 1997 ANNUAL MEETING OF THE STOCKHOLDERS


                           HERBERT H. JACOBI              Director since 1981

Photo of                   Mr. Jacobi, 59 years of age, has been Chairman of
Herbert H. Jacobi          the Managing Partners of Trinkaus & Burkhardt, a
                           German bank, since 1981. The Bank is affiliated with Britain's Midland Bank plc, a member of the Hongkong Bank Group. He was a managing partner of Berliner Handels- und Frankfurter Bank from 1977 until 1981 and an Executive Vice President of Chase
                           Manhattan Bank from 1975 to 1977. Mr. Jacobi is a director of Amtrol, Inc. and Braun AG, a Gillette subsidiary, a member of the Partnership Council of Freshfields, a U.K. law firm, and Vice Chairman of Midland Bank France S.A. He is President of the
                           Northrhine-Westfalia Stock Exchange in Duesseldorf and a director of Deutsche Boerse AG in Frankfurt.



                           ALEXANDER B. TROWBRIDGE         Director since 1990

Photo of                   Mr. Trowbridge, 64 years of age, is President of
Alexander B. Trowbridge    Trowbridge Partners Inc., a management consulting
                           firm. He was President of National Association of Manufacturers, a trade organization, from 1980 through 1989. He was Vice Chairman of Allied
                           Chemical Corporation (now Allied-Signal
                           Corporation) from 1976 to 1980, President of The
                           Conference Board, Inc. from 1970 to 1976, President of American Management Association from 1968 to
                           1970 and U.S. Secretary of Commerce from 1967 to
                           1968. Mr. Trowbridge is a director of Harris
                           Corporation; ICOS Corporation; New England Mutual
                           Life Insurance Company; PHH Corporation; The Rouse
                           Company; The Sun Company, Inc.; SunResorts
                           International N.A. Ltd.; E.M. Warburg Pincus
                           Counsellors Funds; and WMX Technologies Inc. He is a charter trustee of Phillips Academy, Andover.



                           JOSEPH F. TURLEY                Director since 1980

Photo of                   Mr. Turley, 68 years of age, was President and
Joseph F. Turley           Chief Operating Officer of the Company until his
                           retirement in 1988. He joined the Company in 1960 and served as General Manager of the Gillette subsidiary in Spain, as President of Gillette
                           Canada and, from 1971 to 1976, as President of the Safety Razor Division. He was Executive Vice
                           President in charge of Gillette North America from 1976 to February 1981, when he became President and Chief Operating Officer. Mr. Turley is a director of Copley Properties, Inc. and EG&G, Inc., and is a trustee of five groups of mutual funds sponsored by New England Mutual Life Insurance Company.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
TERMS EXPIRE AT THE 1995 ANNUAL MEETING OF THE STOCKHOLDERS

                           WILBUR H. GANTZ                 Director since 1992

Photo of                   Mr. Gantz, 56 years of age, is President, Chief
Wilbur H. Gantz            Executive Officer and a director of PathoGenesis
                           Corporation, a biopharmaceutical and diagnostics company. He served as President of Baxter
                           International, Inc., a manufacturer and marketer of health care products, from 1987 to 1992. He joined
                           Baxter International, Inc. in 1966 and held various management positions prior to becoming its Chief
                           Operating Officer in 1983. Mr. Gantz is a director of W.W. Grainger and Company; Bank of Montreal;
                           Harris Bankcorp; and Harris Trust and Savings Bank.

                           RICHARD R. PIVIROTTO            Director since 1980

Photo of                   Mr. Pivirotto, 63 years of age, is President of
Richard R. Pivirotto       Richard R. Pivirotto Co., Inc., a management
                           consulting firm. He served as President of Associated Dry Goods Corporation, a retail department store chain, from 1972 to 1976 and as Chairman of its Board of Directors from 1976 to February 1981. He is a director of General American
                           Investors Company, Inc.; Immunomedics, Inc.; New
                           York Life Insurance Company; and Westinghouse
                           Electric Corporation.

                           JUAN M. STETA                   Director since 1987

Photo of                   Mr. Steta, 67 years of age, is of counsel to the
Juan M. Steta              law firm of Santamarina y Steta, Mexico City, which
                           is engaged in a general business practice. He joined the firm in 1949, was elected a partner in 1956 and served in that capacity until 1992. He is Chairman of the Board of Quimicos y Derivados and T
                           & N de Mexico and is a director of several other
                           Mexican corporations, including General Motors de
                           Mexico, B.I.P. Plastics and Grupo IDESA. He is also a director of Barnes Group Inc. in Bristol, Connecticut.

                           ALFRED M. ZEIEN                 Director since 1980

Photo of                   Mr. Zeien, 64 years of age, is Chairman of the
Alfred M. Zeien            Board and Chief Executive Officer. He joined the
                           Company in 1968 and served as Chairman of the Board of Management of Braun AG, a Gillette subsidiary, from 1976 to 1978 and as Senior Vice President,
                           Technical Operations, from 1978 to 1981. He was elected Vice Chairman of the Board in 1981. In that capacity, he served as the Company's senior technical officer and headed the new business development group until November 1987, when he assumed responsibility for Gillette International and the Diversified Companies. He was elected
                           President and Chief Operating Officer in January
                           1991 and Chairman and Chief Executive Officer in
                           February 1991. Mr. Zeien is a director of Bank of Boston Corporation; The First National Bank of
                           Boston; Massachusetts Mutual Life Insurance
                           Company; Polaroid Corporation; Raytheon Company;
                           and Repligen Corporation.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
TERMS EXPIRE AT THE 1996 ANNUAL MEETING OF THE STOCKHOLDERS

                           WARREN E. BUFFETT               Director since 1989

Photo of                   Mr. Buffett, 63 years of age, is Chairman of the
Warren E. Buffett          Board and Chief Executive Officer of Berkshire
                           Hathaway Inc., a company engaged in a number of diverse business activities, the most important of which is the property and casualty insurance business. Prior to assuming those positions in 1970, he was a general partner of Buffett
                           Partnership, Ltd. He is a director of Capital
                           Cities/ABC, Inc., The Coca-Cola Company, Salomon
                           Inc. and U.S. Air Group.


                           MICHAEL B. GIFFORD              Director since 1993

Photo of                   Mr. Gifford, 58 years of age, is Managing Director
Michael B. Gifford         and Chief Executive of The Rank Organisation Plc,
                           London, England, a leisure and entertainment company. He has served in that capacity since 1983.
                           He was Finance Director of Cadbury Schweppes plc from 1978 to 1983 and Chief Executive of Cadbury
                           Schweppes Australia from 1975 to 1978. He is also a director of English China Clays plc and Chairman of
                           A. Kershaw and Sons plc.


                           CAROL R. GOLDBERG               Director since 1990

Photo of                   Mrs. Goldberg, 62 years of age, is President of The
Carol R. Goldberg          Avcar Group, Ltd., a management consulting firm.
                           She was President and Chief Operating Officer of
                           The Stop & Shop Companies, Inc., a retail store chain, from 1985 to 1989. She joined Stop & Shop in
                           1959 and served in various management positions prior to her election as Executive Vice President and Chief Operating Officer in 1982. She served as a director of that Company from 1972 to 1989. She also serves as a director of America Service Group, Inc., Boston Municipal Research Bureau and the
                           Kennedy Library Foundation.

                           JOSEPH E. MULLANEY              Director since 1990

Photo of                   Mr. Mullaney, 60 years of age, is Vice Chairman of
Joseph E. Mullaney         the Board. He joined the Company in 1972 as
                           Associate General Counsel and was elected General
                           Counsel in 1973, Vice President in 1975, Senior
                           Vice President with responsibilities for legal and governmental affairs in 1977 and Vice Chairman in 1990. He serves as the Chairman of Boston Municipal
                           Research Bureau and as a director of the Greater
                           Boston Legal Services Corporation, the Greater
                           Boston Chamber of Commerce, the New England Legal
                           Foundation and the World Affairs Council of Boston.
                           He is also a member of the Board of Trustees of the Massachusetts Taxpayers Foundation, Inc.

BOARD MEETINGS
The Board of Directors held nine meetings in 1993.

COMMITTEES OF THE BOARD
The Board of Directors has the following standing committees, which are composed entirely of directors who are not employees of the Company, except that the Chief Executive Officer is an ex officio member of the Executive Committee.

Audit Committee
The members are Mr. Steta (Chairman), Mr. Buffett, Mr. Gantz, Mr. Gifford, Mrs. Goldberg and Mr. Turley.
The Audit Committee recommends the appointment of the Company's independent auditors, meets with the auditors to review their report on the financial operations of the business, and approves the audit services and any other services to be provided. It reviews the Company's internal audit function and the performance and adequacy of the Company's benefit plan fund managers. It also reviews compliance with the Company's statement of policy as to the conduct of its business. Three meetings of the Committee were held in 1993.

Executive Committee
The members are Mr. Fouraker (Chairman), Mr. Buffett, Mrs. Goldberg, Mr. Steta, Mr. Turley and Mr. Zeien (ex officio).
The Executive Committee, acting with the Finance Committee, reviews and makes recommendations on significant capital investment proposals. It is also available to review and make recommendations to the Board with respect to the nature of the business, plans for future growth, senior management succession and stockholder relations. The Committee has the added functions of reviewing the composition and responsibilities of the Board and its committees and recommending to the Board nominees for election as directors. It will consider nominations by stockholders, which should be submitted in writing to the Chairman of the Committee in care of the Secretary of the Company. Eleven meetings of the Committee were held in 1993.

Finance Committee
The members are Mr. Jacobi (Chairman), Mr. Gantz, Mr.Gifford, Mr. Pivirotto and Mr. Trowbridge.
The Finance Committee reviews and makes recommendations with respect to the Company's financial policies, including cash flow, borrowing and dividend policy and the financial terms of acquisitions and dispositions. Acting with the Executive Committee, it reviews and makes recommendations on significant capital investment proposals. Ten meetings of the Committee were held in 1993.

Personnel Committee
The members are Mr. Pivirotto (Chairman), Mr. Fouraker, Mr. Jacobi and Mr. Trowbridge.
The Personnel Committee reviews and makes recommendations to the management or Board on personnel policies and plans or practices relating to compensation. It also administers the Company's executive incentive compensation plans and approves the compensation of all officers and certain other senior executives. Nine meetings of the Committee were held in 1993.

OUTSTANDING VOTING SECURITIES
On March 1, 1994, the record date for the 1994 Annual Meeting of the stockholders, there were outstanding and entitled to vote 220,979,835 shares of the $1 par value common stock of the Company, entitled to one vote per share, and 164,216 shares of Series C ESOP Convertible Preferred Stock, entitled to 20 votes per share. The holders of the Company's common and preferred stock vote together as one class on all matters being submitted to a vote of the stockholders at the 1994 Annual Meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of March 1, 1994, Berkshire Hathaway Inc., located at 1440 Kiewit Plaza, Omaha, Nebraska 68131, beneficially owned, through six insurance subsidiaries, 24,000,000 shares, which constitute 10.9% of the outstanding common stock of the Company and 10.7% of the votes entitled to be cast by the holders of the outstanding voting securities of the Company. One of the six Berkshire Hathaway Inc. subsidiaries, National Indemnity Company, 3024 Harney Street, Omaha, Nebraska 68131, owned directly 15,000,000 of the 24,000,000 shares, or 6.8% of the outstanding common stock and 6.7% of the votes entitled to be cast by the holders of the outstanding voting securities of the Company. The capital stock of Berkshire Hathaway Inc. is beneficially owned approximately 41.6% by Mr. Buffett and a trust of which he is trustee but in which he has no economic interest and 3.2% by his wife, Susan T. Buffett.
As of March 1, 1994, State Street Bank and Trust Company, P.O. Box 5259, Boston, Massachusetts 02101 ("State Street") held as Trustee of The Gillette Company Employee Stock Ownership Plan on behalf of Plan participants, 164,216 shares of Series C ESOP Convertible Preferred Stock which represent 100% of that class and 1.5% of the votes entitled to be cast by the holders of the Company's outstanding voting securities. State Street exercises shared voting and dispositive power over the shares.
The following table sets forth the number of Gillette shares beneficially owned on March 1, 1994, by (i) each director, (ii) each of the executive officers named in the Summary Compensation Table at page 13 and (iii) all directors and current executive officers as a group. All individuals listed in the table have sole voting and investment power over the shares reported as owned, except as otherwise stated.

                                                                          Unrestricted
                                                                       Stock Beneficially
                                                     Title of           Owned, Excluding         Option Shares Exercisable
       Name                                          Class(1)<FN1>          Options                  Within 60 days
       ----                                          --------           ----------------         -------------------------
  Warren E. Buffett                                   Common               24,000,000(2)<FN2>               2,000
  Lawrence E. Fouraker                                Common                    6,800(3)<FN3>               1,000
  Wilbur H. Gantz                                     Common                    1,300                       2,000
  Michael B. Gifford                                  Common                      300                       1,000
  Carol R. Goldberg                                   Common                    1,100(4)<FN4>               2,000
  Herbert H. Jacobi                                   Common                    2,320                       2,000
  Jacques Lagarde                                     Common                    5,836(5)<FN5>              67,500
                                                  Series C Pfd.                     9                        --
  Gaston R. Levy                                      Common                   30,158(5)<FN5>              32,000
                                                  Series C Pfd.                     9                        --
  Joseph E. Mullaney                                  Common                   47,735(5)<FN5>              78,000
                                                  Series C Pfd.                     9                        --
  Robert J. Murray                                    Common                   32,633(5)<FN5>             104,800
                                                  Series C Pfd.                     9                        --
  Richard R. Pivirotto                                Common                    1,600                       2,000
  Thomas F. Skelly                                    Common                   48,702(5)<FN5>              54,500
                                                  Series C Pfd.                     9                        --
  Juan M. Steta                                       Common                    5,172(6)<FN6>               2,000
  Alexander B. Trowbridge                             Common                      500                       1,800
  Joseph F. Turley                                    Common                   77,252                       2,000
  Lorne R. Waxlax                                     Common                   65,792(5)<FN5>              32,000
                                                  Series C Pfd.                     9                        --
  Alfred M. Zeien                                     Common                  305,110(5)<FN5>             234,358
                                                  Series C Pfd.                     9                        --
  All directors and                                   Common               24,588,435(5)<FN5>             648,558
    current executive                             Series C Pfd.                    80                        --
    officers as a group

- --------------------
<FN1>(1) Except as indicated in note (2) below, the total number of shares beneficially owned in each class constitutes less than 1% of the outstanding shares in that class.
<FN2>(2) Owned by insurance subsidiaries of Berkshire Hathaway Inc., a company which Mr. Buffett may be deemed to control. Mr. Buffett shares voting and investment power over the shares, which represent 10.9% of the outstanding common stock, as described under this item at page 6.
<FN3>(3) Mr. Fouraker has no voting and investment power over 3,000 of the shares reported as owned and disclaims beneficial ownership with respect to those shares.
<FN4>(4) Mrs. Goldberg has no voting and investment power over 100 of the shares reported as owned and disclaims beneficial ownership with respect to those shares.
<FN5>(5) Includes common shares held under the Company's Employees' Savings Plan as follows: Mr. Lagarde 5,836 shares; Mr. Levy 744 shares; Mr. Mullaney
         15,426 shares; Mr. Murray 14,982 shares; Mr. Skelly 9,917 shares; Mr.
         Waxlax 826 shares; Mr. Zeien 85,776 shares; and the total of all employee directors and all current executive officers, including the named current executive officers, as a group 162,150 shares. Under the Employees'
         Savings Plan and ESOP, participants may direct the voting of shares held in their accounts in accordance with the shared voting procedure described at page 1 and share investment power with the plans' trustees in accordance with the terms of the plans. In addition,
         Mr. Levy has no voting and investment power over 7,362 of the common shares reported as owned by him and disclaims beneficial ownership with regard to those shares; Mr. Mullaney shares voting and investment power over 10,476 of the common shares reported as owned by him; Mr. Murray has no voting and investment power over 300 of the shares reported as owned by him and disclaims beneficial ownership with regard to those shares; Mr.
         Skelly shares voting and investment power over 20,883 of the common shares reported as owned by him, has no voting and investment power over 15,332 of the common shares reported as owned by him and disclaims beneficial ownership with regard to those 15,332 shares; and one executive officer shares voting and investment power over 104 of the total number of common shares reported as owned by the group and disclaims beneficial ownership with regard to 600 of the total number of common shares reported as owned by the group.
<FN6>(6) Mr. Steta has no voting and investment power over 900 of the shares reported as owned by him and disclaims beneficial ownership with regard to those shares.

CERTAIN TRANSACTIONS WITH DIRECTORS AND OFFICERS
Berkshire Hathaway Inc. and the Company continue to be subject to their agreement of July 20, 1989. Management, after consultation with legal and financial advisors, determined that the terms of the agreement, as described below, were fair to the Company.
The agreement provides that, without the approval of the Company's Board of Directors, until July 20, 1999, Berkshire Hathaway Inc. will not acquire shares giving it a total of more than 14.1% of the voting power of the Company's outstanding voting securities (other than through the exercise of rights, warrants or convertible securities received by Berkshire Hathaway Inc. with respect to its common stock) or become a participant in a proxy solicitation or a member of another group within the meaning of Section 13(d) of the Securities Exchange Act of 1934 with respect to the Company.
Berkshire Hathaway Inc. also remains subject to its agreement to use its best efforts not to knowingly sell securities representing more than 3% of the voting power of the Company's outstanding voting securities to any one entity or group except in certain specified circumstances related to a change in control of the Company, and to give the Company certain rights of first refusal in the event of sales of the Company's voting securities by Berkshire Hathaway Inc. If the Company does not exercise its right of first refusal, Berkshire Hathaway Inc. has the right to have the Company register, either in its entirety or in increments of $100,000,000 or more from time to time, one or more public offerings of the Gillette common stock held by Berkshire Hathaway Inc.
While Berkshire Hathaway Inc. owns at least 5% of the voting power of the Company's securities, the Company's directors will also continue to be subject to their agreement to use their best efforts to secure the election to the Board by the shareholders of Mr. Buffett or such other individual reasonably acceptable to the Company as Berkshire Hathaway Inc. might nominate.
Fees paid during 1993 to the law firm of Santamarina y Steta, of which Mr. Steta is of counsel, are reported under Compensation of Directors below.

COMPENSATION OF DIRECTORS
Directors who are not employees of the Company or its subsidiaries are paid an annual Board retainer fee of $25,000 ($22,500 prior to October 1, 1993) plus a fee of $1,000 ($900 prior to October 1, 1993) for attendance at each meeting of the Board of Directors or of its committees. If the Outside Directors' Stock Ownership Plan is approved by the stockholders at the 1994 Annual Meeting, one half of all annual Board retainer fees earned beginning January 1, 1994, will be paid in common stock of the Company. Committee Chairmen receive an additional retainer of $3,000 a year. The directors may defer payment of all or any portion of cash retainers or fees until after retirement or resignation from the Board or until an earlier change in control. Deferred amounts accrue interest equivalents. Upon the death of a director, any unpaid amounts become payable in a lump sum.
Directors who are not employees of the Company or its subsidiaries also may be paid for service as directors of Company subsidiaries. During 1993 Mr. Jacobi received standard outside director fees totalling $9,196 for his services as a director of Braun AG.
In 1993 each non-employee director received an automatic stock option grant, effective two business days following the date of the annual meeting of the stockholders, to purchase 1,000 shares of the common stock of the Company at a price equal to the fair market value on the date of grant. The grants were made on
April 19, 1993 at a price of $49.25 per share. The terms of the options granted to the directors are generally similar to those granted to employees, which are described at page 15 and in proposal number 3 at page 18.
A director who has attained age 70 cannot stand for reelection to the Board. Directors who have served as Board members for five or more years receive an annual retirement benefit, which is equal to the annual retainer in effect when they leave the Board and is payable for a period equal to their years of service. No credit is given for service as a director while an employee of the Company. Payment of the benefit commences when service ends, or at age 65 if a director leaves the Board at an earlier age. Upon the death of a director, the present value of any unpaid amount becomes payable in a lump sum. In the event of a change in control, a director leaving the Board would be entitled to receive immediate payment of the present value of the full retirement benefit. A director who at any time acts in a manner contrary to the best interests of the Company risks forfeiture of the future retirement benefit.
During 1993 the Company and its Mexican subsidiaries received legal advice from the law firm of Santamarina y Steta, of which Mr. Steta is of counsel, and paid the firm a total of $496,231 for its services. The Company believes that all such services were provided on terms at least as favorable to the Company as those of comparable firms retained to provide similar legal services to the Company. It is expected that Santamarina y Steta will continue to provide legal services to the Company and its subsidiaries during 1994.

GILLETTE COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE
The following chart compares the value of $100 invested in Gillette common stock from December 31, 1988 through December 31, 1993 with a similar investment in the Standard & Poor's 500 Stock Index and with a peer group consisting of ten consumer products companies of generally similar size.

                              1988              1989              1990              1991              1992             1993
- ---------------------------------------------------------------------------------------------------------------------------
  GILLETTE                    $100              $151              $196              $354              $363             $385
  PEER GRP                    $100              $140              $166              $242              $223             $220
  S&P 500                     $100              $132              $128              $166              $179             $197
- ---------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------
  Peer Group Companies:                             Bristol-Myers Squibb Company          Procter & Gamble Company
  American Home Products Corporation                Colgate-Palmolive Company             Rubbermaid Incorporated
  Avon Products, Inc.                               Johnson & Johnson                     Warner-Lambert Company
  The Black & Decker Corporation                    Pfizer Inc.
- ---------------------------------------------------------------------------------------------------------------------------

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Overall Objectives and Programs
- -------------------------------
The objective of the Company's executive compensation program is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial and other goals as reflected in its statement of mission and values and strategic business plan, and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Personnel Committee has been on the competitiveness as to each of the key elements of executive compensation -- base salary, bonus and stock option grants -- and the compensation package as a whole.
Overall executive compensation is dependent upon performance against goals assigned to each executive under the Company's management by objectives program. These objectives are designed to further the Company's strategic business plan and mission and values. Objectives include quantitative factors that directly improve the Company's short-term financial performance, as well as qualitative factors that strengthen the Company's ability to enhance profitable growth over the long term, such as demonstrated leadership ability, management development, insuring compliance with law and Company policies, and the furtherance of the Company's mission and values.
Each year the Committee reviews a report prepared by independent compensation consultants assessing the competitiveness of the Company's program for the past year with the peer group used for compensation comparisons ("the Compensation Peer Group") to determine whether the Company has achieved its executive compensation program objective and to help the Committee determine whether there is a need to make prospective adjustments in the compensation of executive officers. The Compensation Peer Group includes most of the companies listed on page 9 as well as a number of other companies with which the Company competes for executive talent. The companies included in this group are not identical to those included in the peer group index in the Performance Graph included in this proxy statement because the Committee believes that the companies with which the Company competes for executive talent are not necessarily the same as those appropriate for comparing shareholder returns. Over the last several years the Personnel Committee has sought to relate an increasingly greater percentage of executive compensation directly to the financial performance of the Company and to the part each executive played in achieving that performance. This has resulted in a compensation package in which a greater portion of each executive officer's compensation is contingent upon the achievement of specific financial targets for the year. In 1993 the bonus represented approximately one third of total direct compensation (base salary plus bonus), a proportion generally in line with that of the

Compensation Peer Group.
It has also been the Committee's objective that, in any year in which a budgeted bonus pool is earned under the Incentive Bonus Plan, the total direct compensation of its executive officers be well above the median of direct compensation paid by the Compensation Peer Group.
The Personnel Committee approves the base salary of the executive officers and, at its discretion, awards bonuses under the Incentive Bonus Plan and grants stock options under the Stock Option Plan.

Base Salary
In determining the salary of an executive officer, a salary range is assigned under a worldwide system of job evaluation based upon the level of responsibility, the qualifications and experience required and the need to provide, together with the Incentive Bonus Plan, competitive compensation. Salary increases are based upon periodic reevaluations of these factors and the performance of the executive in meeting individually assigned objectives.

Incentive Bonus Plan
Under the Incentive Bonus Plan, the Personnel Committee establishes bonus pools based on budgeted goals set before the year begins relating to profit from operations, return on assets, and sales (weighted 75%, 15% and 10%, respectively for 1993) and establishes the minimum, budgeted, and maximum Company wide aggregate bonus pools that may be earned based upon the achievement of those Company goals. For 1994 the Committee has altered the weighting of the factors so that it will be 70% for profit from operations, 15% for return on assets and 15% for sales. The greater emphasis on sales is in keeping with the Company's recently announced Realignment Plan under which accelerated sales growth is a key objective.
In order for a bonus pool to be earned, a minimum profit from operations goal for the Company must be met. The actual amount of any pool is determined based upon the level of achievement of Company goals for the year. Company goals are translated to operating unit and individual objectives and assigned to executives under the Company's management by objectives program. For the year 1993, the Plan provided for awards ranging from 5% to 70% of year-end salary based upon the performance of each executive officer against individually assigned objectives for the year.
At the time goals are set, a reserve equivalent to no more than 35% of the amount of the budgeted bonus pool may be established by the Committee from which bonuses may be awarded, if the overall minimum profit from operations goal for the Company is not met, to executives in operating units that have achieved assigned objectives. In addition, the Committee may, within certain limits, carry forward a portion of the bonus pool earned in any year for its discretionary use in the future.

Stock Option Plan
Stock option grants are intended to provide long-term incentives for the achievement of the Company's strategic business plan and mission and values and to align the executive officers' interests with those of the shareholders. Under the Stock Option Plan, the Company's sole long-term incentive plan for executive officers, the Personnel Committee has awarded stock options for terms not to exceed ten years at no less than the fair market value of Gillette common stock on the date of grant. The size of any stock option grant is related to the individual's level of responsibility within the organization, and awards are made on a basis designed to be competitive in value with the median grant size of similar programs of companies in the Compensation Peer Group.

Other Benefits
In order to attract, motivate and retain employees, the Company also maintains a competitive benefits package, participation in which is not dependent upon performance. In general executive officers participate on the same basis as other employees in the Company's broad-based employee benefit plans: the Employees' Savings Plans, the Employee Stock Ownership Plan, and the Retirement Plans. Information on these plans is provided on pages 14 through 17.
The executive officers, along with certain other executives, participate in an Executive Life Insurance Program and Estate Preservation Plan. Information on these programs is included in the footnotes to the Summary Compensation Table at page 14.
The Personnel Committee has reviewed the impact of recently enacted Section 162(m) of the Internal Revenue Code which, beginning in 1994, limits the deductibility of certain otherwise deductible compensation in excess of $1 million paid to the CEO and the next four most highly compensated executive officers. It is the policy of the Company to attempt to have its executive compensation plans treated as tax deductible compensation wherever, in the judgement of the Personnel Committee, to do so would be consistent with the objectives of that compensation plan. Accordingly, the Personnel Committee has recommended that the Stock Option Plan and Stock Equivalent Unit Plan, which are being submitted for approval at the 1994 Annual Meeting of stockholders, be amended to fulfill the requirements for treatment as tax deductible compensation.
The Committee has determined that to attempt to amend the Incentive Bonus Plan to comply with the definition of tax deductible compensation would require changes which would be contrary to the compensation philosophy underlying that plan and which would seriously impede the Committee's ability to administer the plan as designed in accordance with the business judgement of the Committee. The Incentive Bonus Plan was deliberately designed so that individual awards were not to be dependent solely on objective or numerical criteria but also to allow the Committee the flexibility to apply its independent business judgement as to broader factors.

Compensation of Chief Executive Officer
- ---------------------------------------
As Chairman and Chief Executive Officer, Mr. Zeien's compensation, like that of the other executive officers of the Company, is set in accordance with the foregoing policies.

Base Salary
Mr. Zeien's base salary represents an effort by the Personnel Committee, in response to data contained in a report from the independent compensation consultants, to place his base salary at or above the median of salaries of chief executive officers in the Compensation Peer Group.

Incentive Bonus Plan
In 1993 the Company met the criteria necessary for a bonus pool to be earned. Mr. Zeien is responsible for the entire scope of the Company's worldwide business.
The Company's sales grew by 5%, to $5.41 billion, a record level. Before realignment charges and the effect of mandated accounting changes, profit from operations was $1,087 million, a 12% increase from the $967 million reported a year earlier; net income of $591 million was 15% higher than the $513 million of the same period in 1992; and earnings per common share rose at a rate of 15% over those of 1992. Return on average assets for 1993 was 13%, matching the 1992 level.
Significant progress was made during 1993 toward achievement of the Company's long-term growth goals -- clear worldwide leadership in core business categories and geographic expansion. During the year, the Company expanded its operations by the acquisition of the worldwide business of Parker Pen Holdings Limited, and the Company's recent ventures in China, Poland and Russia exceeded their start-up period targets. The Company's continuing emphasis on geographic expansion and technology-driven new products was never more apparent than in 1993. In addition to starting up three facilities in new geographic areas, a steady stream of new products was launched during the year, from the successful introduction of the Gillette Series line of male toiletries earlier in the year, to an array of new Braun and oral care products, and to the launch of the new SensorExcel shaving system. Investment in the three principal "growth drivers" -- research and development, capital spending and advertising -- in combination rose 5% over 1992 levels, matching the Company's sales growth rate. As an indicator of the effectiveness of this investment, 37% of the Company's 1993 sales came from products introduced in the last five years. Mr. Zeien is also responsible for insuring the Company's compliance with applicable laws and Company policies.
Mr. Zeien's 1993 bonus was based upon his successful leadership in managing the business and balancing the Company's long and short-term objectives as described above.

Stock Option Plan
The 1993 option grant to Mr. Zeien was based upon the Committee's judgement that the grant of options is designed as the Company's sole long-term incentive and that the number of options granted, which was the same in 1992, represents an amount competitive in value with long-term incentives granted other chief executive officers of the companies in the Compensation Peer Group.
                                       Richard R. Pivirotto
                                       (Chairman)
                                       Lawrence E. Fouraker
                                       Herbert H. Jacobi
                                       Alexander B. Trowbridge

PERSONNEL COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Mr. Turley, a member of the Personnel Committee until April 15, 1993, served as President and Chief Operating Officer of the Company from February 1981 until his retirement in 1988.

EXECUTIVE COMPENSATION
The following table sets forth all compensation earned by or paid or awarded to the Chief Executive Officer, the next four most highly compensated executive officers of the Company and Mr. Levy and Mr. Waxlax, who ceased to be executive officers on November 30, 1993 and September 30, 1993, respectively, for all services rendered in all capacities for the periods shown, with the exception, as permitted by the transitional provisions of the Securities and Exchange Commission's amended proxy rules, that Other Annual Compensation and All Other Compensation are reported only for 1992 and 1993.

Summary Compensation Table
                                                                                       Long-Term                All Other
                                       Annual Compensation                            Compensation           Compensation(2)<FN2>
                      ------------------------------------------------------  ----------------------------   ---------------
Name and Principal                                               Other          # of Stock     Long-Term
- ------------------                                               Annual          Options       Incentive
Position                Year       Salary        Bonus        Compensation       Granted       Payouts(1)<FN1>
- --------                ----       ------        -----        ------------       -------       ----------
Alfred M. Zeien         1993      $908,333      $675,000           --             75,000           --           $157,273
Chairman and Chief      1992       780,000       600,000           --             75,000           --             95,961
  Executive Officer     1991       691,667       420,000                          65,000           --
Joseph E. Mullaney      1993       415,000       180,000           --             25,000           --             55,238
Vice Chairman of the    1992       390,500       170,000           --             25,000           --             32,101
  Board                 1991       363,375       160,000                          17,000           --
Jacques Lagarde         1993       417,250       170,000        $   772           30,000        $ 74,053          46,049
Executive Vice
  President
Gaston R. Levy(3)<FN3>  1993       460,000       275,000           --                  0         284,036         129,803
Executive Vice          1992       420,000       235,000           --             32,000         355,984          68,932
  President             1991       390,000       195,000                          20,000         230,218
Robert J. Murray        1993       470,000       265,000         14,135           32,000         385,267          52,824
Executive Vice          1992       435,000       230,000          3,654           32,000         436,517          41,451
  President             1991       400,000       210,000                          20,000         269,188
Thomas F. Skelly        1993       375,000       165,000           --             22,500           --             53,638
Sr. Vice President      1992       353,750       145,000           --             22,500           --             39,825
                        1991       333,250       130,000                          15,000           --
Lorne R. Waxlax(4)<FN4> 1993       485,000       200,000           --             32,000         320,087          70,824
Executive Vice          1992       455,833       240,000           --             32,000         352,605          40,433
  President             1991       420,833       240,000                          20,000         222,518

- ---------
<FN1>(1) Long-Term Incentive Payouts represent Stock Equivalent Unit Plan amounts paid or payable but deferred with respect to segments of awards vesting in
         1993, plus amounts representing the growth in 1993 on prior years'
         deferrals. Awards granted to executive officers after 1984 were contingent upon the achievement of future performance goals. In 1990, it was decided to utilize larger grants of stock options as long-term incentives for executive officers and to discontinue granting Stock Equivalent Unit Plan awards to this group of officers. The terms of the Stock Equivalent Unit
         Plan are described in proposal number 4 on page 21.
<FN2>(2) The amounts reported as All Other Compensation include the following payments or accruals under the Company's benefit and incentive plans:
         (i) Company contributions during 1993 under the Employees' Savings Plan and Supplemental Savings Plan as follows: Mr. Zeien $75,417, Mr.
             Mullaney $29,250, Mr. Lagarde $30,050, Mr. Levy $25,654, Mr. Murray
             $23,500, Mr. Skelly $26,000 and Mr. Waxlax $36,250. Under the plans, the Company contributes 50 cents for each dollar up to a maximum of
             10% of compensation saved by participants. In general, regular U.S.
             employees are eligible to participate. During 1993, the Company contributed at the maximum rate of 5% for each of the named individuals. Certain limitations on the amount of benefits under tax-
             qualified plans such as the Employees' Savings Plan were imposed by the Employee Retirement Income Security Act of 1974, the Tax Equity
             and Fiscal Responsibility Act of 1982, the  Tax Reform Act of 1986
             and the Revenue Reconciliation Act of 1993. The Company adopted the
             Supplemental Savings Plan, as permitted by law, for the payment of amounts to employees who may be affected by those limitations, so that, in general, total benefits will continue to be calculated as before on the basis approved by the stockholders.
         (ii) Savings plan equivalents credited on 1993 Incentive Bonus Plan deferrals as follows:
              Mr. Murray $13,250, Mr. Waxlax $10,000 and Mr. Zeien $33,750. Before
              being selected to receive a bonus, participants have the option to defer until a future year or retirement, or until an earlier change in control, payment of all or a portion of any bonus that may be awarded. Savings plan equivalents represent amounts which would have been credited as Company contributions under the Employees' Savings
              Plan or Supplemental Savings Plan had payment of the bonuses not been deferred.
        (iii) For each of the named executive officers $2,505 which represents the value of Series C ESOP preferred shares allocated under the Employee
              Stock Ownership Plan ("ESOP") to each of their accounts. The ESOP was adopted in January 1990 as part of the Company's modified U.S.
              retiree medical benefit program. Since September 30, 1990, Series C
              ESOP preferred shares have been allocated quarterly to the accounts of eligible employees, generally on the basis of an equal amount per participant. In general, regular U.S. employees participate in the
              ESOP after completing one year of service with the Company.
         (iv) Company cost for the Executive Life Insurance Program as follows: Mr.Zeien
              $28,271, Mr. Mullaney $6,563, Mr. Lagarde $3,105, Mr. Levy $27,982, Mr. Murray
              $5,641, Mr. Skelly $12,203 and Mr. Waxlax $7,900. The program provides coverage during employment equal to four times annual salary, subject to a $600,000 minimum and a $2,000,000 maximum, with the participant paying the premium for coverage equal to two times salary or $200,000, whichever is less. During retirement, a Company-paid death benefit equal to annual salary, subject to a $150,000 minimum and a $500,000 maximum, continues in effect for the life of the participant.
          (v) Company cost for the Estate Preservation Program as follows: Mr. Zeien
              $17,330, Mr. Mullaney $13,920, Mr. Lagarde $7,389, Mr. Levy $17,585,
              Mr. Murray $7,928, Mr. Skelly $12,930 and
              Mr. Waxlax $11,169. The executive officers, as well as certain other officers, may participate in the Estate Preservation Program, under which the Company and the executive officer will share equally the cost of life insurance in the amount of $1,000,000 payable on the death of the survivor of each executive and his or her spouse, with the Company recovering its contribution at the end of a 15-year period, or if earlier, when the survivor of the executive and the executive's spouse dies. In addition, certain key employees, including the executive officers, are eligible to receive a one-time reimbursement for estate tax planning services not to exceed $3,000.
              During 1993 Mr. Mullaney,
              Mr. Lagarde, Mr. Levy and Mr. Waxlax each received a $3,000 reimbursement for estate tax planning services.
         (vi) Accrued vacation pay of $53,077 was received by Mr. Levy upon his termination of employment as described in footnote 3 below.
<FN3>(3) Mr. Levy ceased to be an executive officer of the Company on November 30,
         1993 and retired from the Company on January 1, 1994. Pursuant to a consulting and noncompetition agreement he will receive consulting fees of
         $125,000 per year for the years 1994 and 1995.
<FN4>(4) Mr. Waxlax served as Executive Vice President through September 30, 1993.
         Pursuant to a three-year noncompetition agreement ending December 31,
         1996, he will continue to be employed by the Company for the two years ended December 31, 1995, during which period he will receive annual compensation of $725,000 per year and participate in certain Company benefits. In the event of a change in control of the Company, the compensation payable under the agreement would become immediately payable in a lump sum.

Stock Options Granted in 1993
                                                                                                             Potential Realizable
                                                                                                               Value At Assumed
                                            Individual Grants                                                 Annual Rates of
- ---------------------------------------------------------------------------------------------------------       Stock Price
                                                   % Of Total                                                 Appreciation For
                                                 Options Granted         Per Share                             Option Term(2)<FN2>
                                Number of         To Employees            Exercise                         ----------------------
Name                         Options Granted        In 1993               Price(1)<FN2>   Expiration Date      5%          10%
- ----                         ---------------      ------------         ----------------   ---------------  ----------  ----------
Alfred M. Zeien                   75,000              7.71%              $48.25              02/28/97       $715,608    $1,531,672
Joseph E. Mullaney                25,000              2.57%               48.25              03/31/00        471,801     1,093,454
Jacques Lagarde                   22,500              2.31%               48.25              06/16/03        682,739     1,730,204
                                   7,500               .77%               54.75              09/15/03        258,238       654,429
Gaston R. Levy                      --                 --                  --                   --             --           --
Robert J. Murray                  32,000              3.29%               48.25              06/16/03        971,006     2,460,735
Thomas F. Skelly                  22,500              2.31%               48.25              01/31/01        487,163     1,155,148
Lorne R. Waxlax                   29,928              3.08%               48.25              12/31/97        358,566       784,279
                                   2,072               .21%               48.25              03/31/96         14,580        30,506

- ---------
<FN1>(1) The exercise price of a stock option is equal to the average of the high and the low prices of Gillette shares traded on the date the option is granted. Payment upon exercise is made in cash or in shares of the Company's common stock or partially in cash and partially in shares.
<FN2>(2) The assumed rates of annual appreciation are calculated from the date of grant through the last date the option may be exercised assuming retirement at age 65. These amounts represent certain assumed rates of annual appreciation. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the future performance of the common stock and overall stock market conditions. There can be no assurance that the values reflected in this table or any other value will be achieved.

 Options become exercisable one year from the date of grant. The options granted on June 17, 1993, at a price of $48.25 become exercisable on June 17, 1994. The options granted on September 16, 1993, at a price of $54.75 become exercisable on September 16, 1994. At the time of grant, options may be designated as incentive stock options ("ISOs"), a type of option authorized under the 1981 amendments to the Internal Revenue Code. Options not so designated are granted as "non-ISOs". Options generally remain exercisable for ten years from the date of grant provided the recipient remains employed throughout that period. The post-retirement exercise period is generally three months for an ISO and two years for a non-ISO granted before 1994. If termination of employment occurs within one year after a change in control, as that term is described at page 17, any options held by the employee optionee that were not otherwise exercisable when employment ceased would become immediately exercisable.


Aggregated Stock Option Exercises During 1993 And 1993 Year-End Stock Option Values
                                                                                              Total Value
                                                                                             Of Unexercised
                        Number Of                           Number Of Unexercised          In-The-Money Stock
                    Shares Underlying        Value            Stock Options Held            Options Held At
Name                Options Exercised     Realized(1)<FN1>    At Fiscal Year-End            Fiscal Year-End
- ----                -----------------     -----------    ----------------------------       ---------------
Alfred M. Zeien          40,992            $1,673,616    Exercisable          234,358          $5,538,272
                                                         Unexercisable         75,000             857,813
Joseph E.
Mullaney                 15,700               602,294    Exercisable           78,000           1,995,422
                                                         Unexercisable         25,000             285,938
Jacques Lagarde               0                     0    Exercisable           67,500             717,404
                                                         Unexercisable         30,000             294,375
Gaston R. Levy           20,000               499,960    Exercisable           32,000             479,920
                                                         Unexercisable              0                   0
Robert J. Murray         30,200             1,257,409    Exercisable          105,800           2,636,544
                                                         Unexercisable         32,000             366,000
Thomas F. Skelly         25,000             1,090,614    Exercisable           54,500           1,203,615
                                                         Unexercisable         22,500             257,344
Lorne R. Waxlax               0                     0    Exercisable           32,000             479,920
                                                         Unexercisable         32,000             366,000
- ---------
<FN1>(1) The amounts shown are the total values realized by the named persons on exercises of options held for periods ranging from 3 to 8 years. The annualized values for the options exercised, calculated by dividing the total value realized by the number of years from the date of grant to the date of exercise, are as follows: Mr. Zeien $326,793, Mr. Mullaney
         $126,617, Mr. Levy $166,653, Mr. Murray $227,289 and Mr. Skelly $202,948.

RETIREMENT PLAN
The following table sets forth the total annual pension benefits payable in the form of a straight-life annuity before reduction for social security benefits for employees who retire at age 65 under the Company's Retirement Plan and Supplemental Retirement Plan.

                                              Annual Pension
    Average Annual Compensation    -----------------------------------------
         Used as Basis for         15 Years of 20 Years of  25 Years or More
         Computing Pension          Service     Service       of Service
  --------------------------------  -------    --------      ----------------
            $  400,000              $120,000    $160,000       $200,000
               500,000               150,000     200,000        250,000
               600,000               180,000     240,000        300,000
               700,000               210,000     280,000        350,000
               800,000               240,000     320,000        400,000
               900,000               270,000     360,000        450,000
             1,000,000               300,000     400,000        500,000
             1,100,000               330,000     440,000        550,000
             1,200,000               360,000     480,000        600,000

In general, the benefit upon retirement at age 65 with 25 years or more of service is equal to 50% of the employee's average annual compensation (salary plus bonus, if any, as reported in the Summary Compensation Table at page 13) during the five calendar years of highest compensation included in the last ten calendar years of employment, minus 75% of primary social security benefits.
Certain limitations on the amount of benefits under tax-qualified plans, such as the Retirement Plan, were imposed by the Employee Retirement Income Security Act of 1974, the Tax Equity and Fiscal Responsibility Act of 1982, the Tax Reform Act of 1986 and the Revenue Reconciliation Act of 1993. The Company adopted the Supplemental Retirement Plan, as permitted by law, for the payment of amounts to employees who may be affected by those limitations, so that, in general, total benefits will continue to be calculated on the basis approved by the stockholders, as described above.
As of December 31, 1993, the persons named in the Summary Compensation Table at page 13 had the following years of service under the Retirement Plan: Mr. Zeien 26 years; Mr. Mullaney 22 years;
Mr. Lagarde 23 years; Mr. Levy 35 years; Mr. Murray 33 years; Mr. Skelly 27 years and Mr. Waxlax 36 years.

Change in Control and Severance Arrangements
The Board of Directors has adopted a severance pay and benefit arrangement to become effective in the event of a change in control. In general, the arrangement would obligate any acquirer to continue long-standing Gillette practice regarding severance payments to terminated employees. Severance payments to U.S. employees whose employment is terminated under certain circumstances after a change in control would be based on seniority and position level, subject to a minimum for certain key employees, including certain executive officers. Severance payments to employees in foreign countries would comply with local law and follow past Gillette practice.
The maximum amount payable under the severance pay arrangement, including any benefit plan payments resulting from a change in control, is 2.99 times average annual compensation for the five-year period preceding termination of employment. For most employees, including the named persons, it is unlikely that payments would reach the maximum. The aggregate of severance pay excluding benefit plan payments to the persons named in the Summary Compensation Table at page 13 on December 31, 1993, in the event of a change in control on that date, would have been $7,385,000, or 2 times the amount of their base salary on that date. In general, benefit plan payments resulting from a change in control are dependent upon salary, but vary with seniority and position level.
A change in control is defined in certain of the Company's benefit plans and, in general, means those events by which control of the Company passes to another person or corporation. Those events include a purchase of the Company's stock pursuant to a tender offer, the acquisition of 20% or more of the Company's stock by a person or group, a merger, or a sale of substantially all of the assets of the Company. In addition, a change in control would occur if, during any two-year period, the individuals who were serving on the Board of Directors of the Company at the beginning of the period or who were nominated for election or elected to the Board during the period with the affirmative vote of at least two-thirds of such individuals still in office, ceased to constitute a majority of the Board.
Benefits generally comparable to those applicable in the event of a change in control of the Company have been extended to employees, including officers, whose employment terminates pursuant to the Company's Realignment Plan announced in January 1994.

2. PROPOSED APPROVAL OF THE OUTSIDE DIRECTORS' STOCK OWNERSHIP PLAN
Subject to the approval of the stockholders, the Board of Directors has adopted the Outside Directors' Stock Ownership Plan. Under this plan, non-employee directors of the Company will receive 50% of their annual Board retainer fee in common stock of the Company instead of 100% in cash. Currently the annual Board retainer fee is $25,000, paid quarterly in advance. After the 1994 Annual Meeting, if the nominees for director are reelected, nine members of the Board of Directors will participate in the plan. The adoption of this plan will not result in any additional cost to the Company or represent additional compensation for the directors.
The Board of Directors is of the opinion that the plan will help to advance the interests of the Company by helping to attract, motivate and retain highly qualified outside directors and by providing compensation which will even more closely align the interests of the directors with those of the shareholders. This plan is consistent with the Company's compensation objectives for its executive officers and other key employees in that rewards under the plan are dependent on those factors which directly benefit the Company's stockholders, dividends paid and appreciation in the market value of Company stock. The adoption of this plan will give greater relative weight to the long-term incentive component of the compensation program for outside directors of the Company.
The material features of the proposed plan and other information about the plan are described below and in the New Plan Benefits table on page 22.
Under the proposed plan, 50% of the directors' annual Board retainer fee earned on and after January 1, 1994 will be paid in common stock of the Company. The plan will be administered by the Personnel Committee of the Board of Directors.
While the plan permits stock to be issued by the Company, either from authorized but unissued shares or from the treasury, the plan also permits and it is contemplated that shares will be acquired on an ongoing basis through quarterly cash deposits by the Company to accounts established for each outside director for this purpose under the Dividend Reinvestment and Stock Purchase Plan (the "DRP") for the Company's common stock maintained by the Company's transfer agent. The transfer agent will purchase common stock for the accounts of the directors on the fixed date established under the DRP for all purchases. Dividends earned on the common stock will similarly be reinvested.
Fifty percent of the directors' Board retainer fees payable on January 1 and April 1, 1994 will be retained by the Company and, if the proposed plan is approved by the Company's stockholders, will be used to purchase common stock on the open market for the directors on April 25, 1994. These shares will thereafter be deposited in the DRP accounts described above.
The proposed plan provides that in the event the Company were to elect to issue common stock from its authorized but unissued shares or from its treasury, the value of the shares will be based upon the average of the high and the low prices for the common stock as reported on the New York Stock Exchange composite index on the date the shares would otherwise have been purchased under the DRP.
The term of the plan is indefinite. The Board of Directors may terminate the plan or amend the plan at any time but not more often than once every six months other than to comply with tax and other applicable laws. In addition, approval by the stockholders of the Company will be required for any amendment which requires stockholder approval to maintain the plan's status under
Section 16 of the Securities Exchange Act or other applicable law.
Approval of the proposed plan by the stockholders will exempt the acquisition of the shares of common stock for the accounts of the directors from being treated as purchases for purposes of Section 16 of the Securities Exchange Act. In addition, if the plan is approved, the Company intends to register the shares to be purchased under the plan with the Securities and Exchange Commission.
The portion of the directors' annual Board retainer fee used to purchase stock under the proposed plan will be taxable for U.S. tax purposes in the year earned.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OUTSIDE DIRECTORS' STOCK OWNERSHIP PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

3.  PROPOSED AMENDMENT OF THE 1971 STOCK OPTION PLAN
Subject to the approval of the stockholders, the Board of Directors, on the recommendation of its Personnel Committee, has amended the 1971 Stock Option Plan. The proposed amendment extends the period for grants to employees and non-employee directors under the plan to April 15, 1999, increases by 8,000,000 the number of shares upon which stock options may be granted under the plan, clarifies the definition of eligible employee, and limits to 100,000 the number of shares upon which options can be granted to any participant in any calendar year.
Since 1990 the Company has utilized larger grants of stock options as long-term incentives for executive officers and certain other high-level employees of the Company in lieu of Stock Equivalent Unit Plan awards previously made to these groups. As of March 1, 1994, 61,950 of the 5,800,000 additional shares authorized for grant in 1989 (adjusted to reflect splits) remain available for grant. If approved, the amendment will make available for grant over the next five years a number of options (adjusted to reflect stock splits) generally comparable to the number available for prior comparable periods over the 23-year history of the plan. The number of newly authorized shares on which options could be granted under the 1971 Stock Option Plan during the proposed additional five-year period will represent approximately 3.6% of the currently outstanding shares of the Company's stock.
The stockholders adopted the plan in 1971 and amended it in 1977, 1979, 1984 and 1989 to extend the period for grants and, except in 1977, to increase the number of options which could be granted under the plan. In 1992 the plan was amended by the stockholders to provide for an automatic annual grant of options on 1,000 shares to each of the Company's non-employee directors.
The Board of Directors is of the opinion that the Stock Option Plan has helped the Company compete for, motivate and retain high caliber directors, executives and other key employees, and that it is in the best interests of the Company to amend the plan as proposed. Consistent with the Company's compensation objectives, rewards under the Stock Option Plan are dependent on those factors which directly benefit the Company's stockholders, dividends paid and appreciation in the market value of Company stock.
The amendment will permit the continuation of option grants, thereby providing long-term incentives to the directors, executive officers and other key salaried employees of the Company who have the potential to direct and manage the business of the Company successfully in the future.
The material provisions of the plan and other information relating to the plan are described below and in the New Plan Benefits table on page 22.
The plan is administered by the Personnel Committee, which, in its discretion, may award options for terms up to ten years to purchase the common stock of the Company to selected key salaried employees of the Company and its subsidiaries, including those who may also serve as officers or directors. At any given time, this group is expected to represent approximately 2% of all employees. Options have been granted to employees at not less than the fair market value of the Company's stock on the date of grant and are exercisable as determined by the Committee, except that options must be exercised within ten years from the date of grant. All outstanding options have ten-year terms and are exercisable commencing one year from the date of grant, provided the optionee is still an employee.
In 1992 the plan was amended to provide for an automatic annual option grant for the purchase of 1,000 shares of the common stock of the Company to each non-employee director of the Company at the fair market value of the stock on the date of grant. The date of grant is fixed under the terms of the plan as the second business day after the annual meeting of stockholders. Options granted to non-employee directors are similar to those available to key salaried employees except that the timing of option grants, the number of shares granted, the option price of each grant and certain other provisions are fixed by the plan. In contrast, the timing and terms of option grants made to employees are subject to the discretion of the Personnel Committee. Upon the election of directors at the 1994 Annual Meeting, there will be nine non-employee members of the Board of Directors.
The Committee may designate options granted to employees (including officers and employee directors) as incentive stock options ("ISOs"), a type of option authorized under the 1981 amendments to the Internal Revenue Code. Options not so designated are granted as "non-ISOs". Options granted to non-employee directors are designated as non-ISOs.
Options generally remain exercisable for a limited period following the termination of employment of an employee optionee, including an employee who may be an officer or a director. The post-retirement exercise period of a non-ISO is three years for options to be granted in the future (two years for options granted prior to 1994), unless a shorter period is specified by the Personnel Committee. The comparable period for an ISO is three months. If the termination of employment occurs within one year after a change in control, any options held by the employee optionee that were not otherwise exercisable when employment ceased will become immediately exercisable. Non-employee director options remain exercisable following termination of Board membership on a basis generally comparable to non-ISOs granted to employees and similarly become immediately exercisable upon termination of Board membership within one year after a change in control.
Shares delivered on the exercise of an option may be either authorized and unissued shares or treasury shares. Payment on exercise is made in cash or, at the discretion of the Secretary of the Personnel Committee, in shares of the Company's common stock or partially in cash and partially in shares. An employee who is not an officer or a director of the Company may pay the purchase price in cash installments over a five-year period at a rate no less than the minimum rate of interest provided under the Internal Revenue Code for such compensation related loans. On approval by the Board of Directors, options may provide for a loan, guarantee or other assistance by the Company. No such loan, guarantee or other assistance has been provided to any officer or employee director while serving in that capacity or to any non-employee director.
The Board may terminate the plan or may amend it or any outstanding option, but stockholder approval is required to increase the number of shares available under the plan, to increase the maximum annual grant per participant, to reduce the price at which options may be granted to below 95% of the fair market value on the date of grant, to reduce the option price of outstanding options, to extend the term of an option beyond ten years, to extend the period during which options may be granted or to amend those provisions of the plan relating to options granted to non-employee directors. No amendment may adversely affect the rights of any optionee under an outstanding option or, after a change in control, may deprive an optionee of a right which became operative upon a change in control. In the event of changes resulting from stock dividends, stock splits or exchange rights, the number of shares subject to the plan may be adjusted by the Board.
Federal Income Tax Consequences Upon Issuance and Exercise of Options
After consultation with tax counsel, the Company is of the opinion that:
    An optionee does not realize any taxable income under the Internal
    Revenue Code upon the grant of an option.
    The exercise of a non-ISO results in immediate taxable income to the optionee in an amount equal to the difference between the option price and the market price on the date of exercise. This same amount is deductible by the Company as compensation, provided income taxes are withheld from or deposited by the optionee.
    The exercise of an ISO results in no tax consequences either to the optionee or the Company. Although the difference between the option price and the market price on the date of exercise is not taxable to the optionee upon exercise, it is a tax preference item, which, under certain circumstances, may give rise to an alternative minimum tax liability on the part of the optionee.
    The sale within one year of stock acquired by the exercise of an ISO will be deductible by the Company as compensation in an amount equal to the difference between the option price and the lesser of the market price on the date of exercise or the net proceeds of the sale.
    The sale of stock acquired through the exercise of an ISO held for more than one year after exercise does not result in such a deduction for the Company.
As options expire unexercised they again become available for grant. Options on 4,446,158 shares, granted at option prices ranging from $5.95 to $59.25 per share after adjustment for stock splits (a weighted average price of $37.38 per share), will expire at various dates up to September 15, 2003.
The closing price of the common stock of the Company on March 1, 1994, as quoted on a composite basis was $60.375.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE 1971 STOCK OPTION PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY.

4.  PROPOSED AMENDMENT OF THE STOCK EQUIVALENT UNIT PLAN
Subject to the approval of the stockholders, the Board of Directors, on the recommendation of its Personnel Committee, has amended the Stock Equivalent Unit Plan. The proposed amendment extends the period for grants of awards under the plan to April 15, 1999, increases by 100,000 the number of basic stock units that may be awarded under the plan, clarifies the definition of eligible employee, and limits to 50,000 the number of basic stock units which may be awarded to any participant in a calendar year.
As of March 1, 1994, 1,173,959 of the 3,000,000 additional basic units authorized for grant in 1989 (adjusted to reflect splits) remain available for grant. If approved, the amendment will make available for grant over the next five years an aggregate of 1,273,959 basic units, a number of units estimated to be necessary to continue the plan for the key employees of the Company (excluding the executive officers) and substantially less than one half of the number of units available during each of the last three 5-year periods of the plan.
The stockholders adopted the plan in 1971 and amended it in 1977, 1979, 1984 and 1989 to extend the period for grants and to increase the number of units which may be awarded under the plan.
The Board of Directors is of the opinion that this plan has helped the Company compete for, motivate and retain high caliber executives and key employees, and that it is in the best interests of the Company to amend the plan as proposed. Consistent with the Company's compensation objectives, rewards under the plan are dependent on the same factors as those which directly benefit the Company's stockholders, dividends paid and appreciation in the market value of the Company's stock. The plan is administered by the Personnel Committee, which is composed of directors who are not employees and not eligible to participate in the plan. The amendment will permit the Committee to continue to grant basic stock unit awards under the plan thereby providing long-term incentives to key salaried employees who have the potential to manage the business of the Company successfully in the future.
The material provisions of the plan and other information about the plan are described below and in the New Plan Benefits table on page 22.
Under the Stock Equivalent Unit Plan, a phantom stock plan, awards of basic stock units are made, at the discretion of the Personnel Committee, to selected key salaried employees of the Company and its subsidiaries.
Each basic stock unit is treated as equivalent to one share of the Company's common stock, although in no case does the employee receive the original market value of the basic units awarded. Instead, the employee's account is credited with appreciation, if any, in the market value of the Company's common stock and with dividend equivalent units as dividends are paid on the stock. Amounts credited for appreciation on basic stock units are limited to 100% of the market value of the stock on the date of the award.
Awards of basic stock units may be made under the plan to a somewhat broader group of key employees of the Company and its subsidiaries than those who are eligible to receive stock options. At any given time, eligible employees are expected to represent approximately 2% of all employees. Under the terms of the plan, no awards may be made to officers who serve as directors. No awards have been made to executive officers since 1989. With respect to certain grants made after 1983, all or any portion of an award may, by its terms, be contingent upon achievement of future performance goals.
Awards accrue benefits over seven years, vesting and becoming payable in segments over the third through the seventh years of that period. Each award is revalued annually until the award becomes fully vested and the value becomes fixed and payable. Before each vesting, the employee may elect to defer the amounts becoming payable. In general, awards become fully vested upon the retirement, death or disability of the employee and, in the case of retirement or disability, payment may be deferred by employee election to future years. If a deferred amount represents the final value of a fully vested award, the amount accrues interest equivalents until paid.
The plan provides that, upon a change in control, all performance-related contingency provisions of awards will be removed, awards of employees whose employment is terminated under certain circumstances as described in the plan will become fully vested, and, in the event of a related liquidation, merger or consolidation of the Company, all awards either will become fully vested or will be replaced by the surviving corporation.
The Board of Directors may amend the plan, but stockholder approval is required to extend the maturity date of an award or the period during which awards may be made, to increase the maximum number of basic stock units available under the plan or to increase the maximum annual grant per participant. The Board may terminate the plan at any time, but no termination or amendment may adversely affect the rights of participants under outstanding awards or, after a change in control, deprive a participant of a right which became operative upon a change in control. In the event of changes resulting from stock dividends, stock splits or exchange rights, the number of units subject to the plan may be adjusted by the Board.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE STOCK EQUIVALENT UNIT PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY.

NEW PLAN BENEFITS
Other than stock option grants to outside directors, the benefits or amounts that will be received or allocated in the future under the plans listed below are not determinable. With the exception of the amounts indicated for the Outside Directors' Stock Ownership Plan, the table below indicates, where applicable, benefits or amounts received or accrued under the plans for the year 1993.

                       Stock Option Plan       Stock Equivalent Unit Plan       Outside Directors'
                           Number  of                  Number of               Stock Ownership Plan
Name and Position       Shares Granted*<FN1>        Units Awarded**<FN2>         Dollar Value($)
- ----------           ----------------------  ------------------------------  ------------------------
Alfred M. Zeien              75,000                       N/A                          N/A
Chairman and Chief
  Executive Officer
Joseph E. Mullaney           25,000                       N/A                          N/A
Vice Chairman of
  the Board
Jacques Lagarde              30,000                        0                           N/A
Executive Vice
President
Gaston R. Levy                 0                           0                           N/A
Executive Vice
President
Robert J. Murray             32,000                        0                           N/A
Executive Vice
President
Thomas F. Skelly             22,500                        0                           N/A
Senior Vice
President
Lorne R. Waxlax              32,000                        0                           N/A
Executive Vice
President
All current                 230,000                        0                           N/A
executive officers
as a group
All non-executive
  outside directors
  as a group                 10,000                        0                       $117,069***<FN3>
All non-executive
  officer employees
  as a group                742,500                     718,500                        N/A

- ---------
<FN1>  * See also Stock Options Granted and Aggregated Stock Option Exercises
         tables on pages 15 and 16.
<FN2> ** See Summary Compensation Table on page 13 for amounts accrued during 1993 for the named persons under awards made prior to 1990. The amounts credited during 1993 to the vested accounts of all current executive officers as a group and all other employees as a group were $459,320 and $21,668,736, respectively.
<FN3>*** Represents amount to be paid during 1994 based upon one half of current directors' annual Board retainers.

5. APPOINTMENT OF AUDITORS
On the recommendation of the Audit Committee of the Board of Directors, the Board has appointed KPMG Peat Marwick as auditors for the year 1994, subject to approval by the stockholders. KPMG Peat Marwick has audited the books of the Company for many years.
Representatives of KPMG Peat Marwick will attend the 1994 Annual Meeting of the stockholders, where they will have the opportunity to make a statement if they wish to do so and will be available to answer appropriate questions from the stockholders. Should the appointment of auditors be disapproved by the stockholders, the Board of Directors will review its selection.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF AUDITORS, WHICH IS DESIGNATED AS PROPOSAL NO. 5 ON THE ENCLOSED PROXY.

SOLICITATION OF PROXIES
The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, telegram and telephone. The Company has retained Georgeson & Company Inc., New York, New York, to assist in the solicitation of proxies using the means referred to above at a cost of $20,000 plus reasonable expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing. In addition, directors, officers and other regular employees of the Company may request the return of proxies by telephone or telegram, or in person.

VOTING OF PROXIES
Under the by-laws of the Company, as permitted by Delaware law, the required quorum for the meeting is 3313% in interest of the shares outstanding and entitled to vote at the meeting, a plurality of the votes properly cast for the election of directors by the stockholders attending the meeting in person or by proxy will elect directors to office, and an affirmative majority of the votes properly cast at the meeting in person or by proxy is required for approval of proposals 2 through 5.
When your proxy is returned properly signed, the shares represented will be voted in accordance with your directions. Where specific choices are not indicated, proxies will be voted for proposals 1 through 5. If a proxy or ballot indicates that a stockholder, broker, or other nominee abstains from voting or that shares are not to be voted on a particular proposal, the shares will not be counted as having been voted on that proposal, and those shares will not be reflected in the final tally of the votes cast with regard to whether that proposal is approved under Delaware law and the by-laws of the Company, although such shares will be counted as in attendance at the meeting for purposes of a quorum. Abstentions, however, will have the effect of a negative vote in determining whether the Outside Directors' Stock Ownership Plan (Proposal 2) and the proposed amendment of the 1971 Stock Option Plan (Proposal 3) have been approved by the shareholders for purposes of Rule 16 b-3 of the Securities and Exchange Commission, because that Rule requires approval by the affirmative vote of a majority of the shares present or represented by proxy at the meeting in order for transactions under such plans to be exempt from its application. For purposes of Rule 16 b-3, broker non votes, although counted for quorum purposes, will have no other effect.

CONFIDENTIAL VOTING
For the last six years, the Company has received shareholder proposals relating to confidential voting from the trustees of New York City pension funds. Following discussions with representatives of the New York City Fire Department Pension Fund, the Board of Directors has determined that the confidential voting policy adopted for the last two years' annual meetings, which in turn was based upon the procedure employed on a trial basis at the three prior annual meetings, will apply to the Corporation's annual meeting. The Company's policy requires that proxies and ballots be kept confidential from officers, directors and employees of the Company and from third parties. Certain outside agents, such as those serving as proxy solicitors, who have agreed to comply with this policy, but not Company employees, directors or officers, may be permitted access to proxies and ballots to facilitate their participation in soliciting proxies and conducting the meeting. The policy will not prevent Company officers, directors or other employees or representatives from determining which stockholders have not voted so that they could be urged to vote. The policy will not apply in the event of a proxy contest or other solicitation based on an opposition proxy statement.

ANNUAL REPORT
The Annual Report of the Company for the year ended December 31, 1993, is being mailed with this proxy statement.

STOCKHOLDER PROPOSALS
Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the 1995 Annual Meeting must be received by the Company in advance of November 17, 1994.
In general, stockholder proposals intended to be presented at an annual meeting, including proposals for the nomination of directors, must be received by the Company 60 days in advance of the meeting, or prior to February 19, 1995, to be considered for the 1995 Annual Meeting. The requirements for submitting such proposals are set forth in the Company's by-laws.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
On one occasion Mrs. Goldberg filed a late report covering the simultaneous purchase by her investment manager for four accounts in which she has an interest of an aggregate of 800 shares of the common stock of the Company. The late report was a result of the failure of her investment manager to notify her of the purchase until after the required report filing date.

OTHER MATTERS
Except for matters described in this proxy statement, the Board of Directors does not know of any matter that will or may be presented at the meeting. With respect to any such proposals not now known to the Board of Directors, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.

                       THE GILLETTE COMPANY
             OUTSIDE DIRECTORS' STOCK OWNERSHIP PLAN


1.  PURPOSE.

     The purpose of The Gillette Company Outside Directors' Stock Ownership Plan (the "Plan") is to advance the interests of the Company and its shareholders by helping to attract and retain highly qualified outside directors and providing compensation which aligns the interests of the directors with those of the shareholders. The Plan shall be interpreted and implemented in a manner so that eligible directors will not fail, by reason of the Plan or its implementation, to be "disinterested persons" within the meaning of Rule 16(b)3 of the Securities Exchange Act of 1934, as such Rule and such Act may be amended.

2.  DEFINITION.

     Unless the context clearly indicates otherwise, the following terms when used in the Plan shall have the meanings set forth in this section:

     a. "Board of Directors" shall mean the Board of Directors of the Company.

     b. "Company" shall mean The Gillette Company, a Delaware corporation, or its successor.

     c. "Director" shall mean any member of the Board of Directors of the Company who is not also an employee or officer of the Company or any of its affiliates and who serves as a director on or after January 1, 1994.

     d. "Common Stock" shall mean the shares of common stock of the Company, $1 par value per share.

     e.  "Dividend Reinvestment Plan" shall mean the Dividend
         Reinvestment and Stock Purchase Plan maintained by the Company's transfer agent for the Company's Common Stock.

     f. "Retainer(s)" shall mean the annual retainer(s) paid quarterly, in advance, to each Director for services on the Board of Directors.

3.  SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     Common Stock may be shares of the Company's authorized but unissued Common Stock, treasury shares of Common Stock or shares of Common Stock purchased on the open market.


4.  ELIGIBILITY.

     Only Directors of the Company shall participate in the Plan.

5.   ACQUISITION OF COMMON STOCK

     With respect to all Director Retainers earned for Board service on and after January 1, 1994, payment of fifty percent of all Retainers shall be made in the form of Common Stock in accordance with provisions set out below and further administrative procedures to be determined by the Personnel Committee of the Board of Directors of the Company.

     In the event that Common Stock is to be purchased on the open market on behalf of the Director, the Company shall, on the first business day of each quarter, transfer a sum of money for each Director equal to fifty percent of his or her quarterly Retainer to an account established in the name of each Director under the Dividend Reinvestment Plan. Such Retainers shall be used to purchase Common Stock and the dividends paid thereon also shall be invested in Common Stock all in accordance with the terms of the Dividend Reinvestment Plan.

     In the event that Common Stock is to be issued by the Company from its authorized but unissued shares or from its treasury, the value of the shares shall be based upon the average of the high and the low prices for the Common Stock as reported on the New York Stock Exchange composite index on the date that the shares would otherwise have been purchased under the Dividend Reinvestment Plan. Shares issued by the Company are to be deposited in the Director's account under the Dividend Reinvestment Plan.

     Notwithstanding the above, 50% of the Retainer(s) for Board service payable on January 1 and April 1, 1994 shall be retained by the Company and shall be used to purchase Common Stock on the open market on April 25, 1994 subject to approval of the Plan by the shareholders. Such shares shall be deposited in the Dividend Reinvestment Plan account established for each Director under this plan.

     When a Director's service as a Director of the Company ceases the Director may continue or terminate participation in the Dividend Reinvestment Plan.

6.  GENERAL PROVISIONS.

     a. No Director and no beneficiary or other person claiming under or through such Director shall have any right, title or interest by reason of this Plan or any share of Common Stock to any particular assets of the
         Company.   The Company shall not be required to
         establish any fund or make any other segregation of assets to assure the award of Common Stock hereunder.

     b. No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance or charge except by will or the law of descent and distribution.

     c. Notwithstanding any other provision of the Plan or agreements made pursuant hereto, the Company shall not be required to issue, purchase or deliver any certificate for shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

         1. Any required listing or approval upon notice of issuance or purchase of such shares on any securities exchange on which the Common Stock may then be traded.

         2. Any registration or other qualification of such shares under any state or federal law or regulation or other qualification which the Board of Directors shall upon the advice of counsel deem necessary or advisable.

         3. The obtaining of any other required consent or approval or permit from any state or federal government agency.

     d. In no event shall the Company be required to issue a fractional share hereunder.

     e. The issuance to or purchase of shares for Directors or their legal representatives shall be subject to any applicable taxes or other laws or regulations of the United States of America or any state having jurisdiction thereover.

7.  ADMINISTRATION.

     This Plan shall be administered by the Personnel Committee of the Board of Directors of the Company. The Committee shall have the authority, consistent with the Plan to adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings and decide all questions and settle all controversies and disputes which may arise in connection with the Plan. The Personnel Committee may delegate any or all responsibilities assigned to it. All decisions, determinations and interpretations of the Personnel Committee or its delegates with respect to the exercise of their respective responsibilities shall be binding on all parties concerned.


8.  EFFECTIVE DATE; TERMINATION AND AMENDMENT.

     a. This Plan shall become effective upon its approval by the holders of an affirmative majority of the votes properly cast at the 1994 Annual Meeting of the shareholders of the Company. The term of the Plan shall be indefinite.

     b. The Board of Directors may terminate the Plan or make such modifications or amendments to the Plan as it may deem advisable, provided, however, that the Board of Directors may not amend the Plan:

         (1) more often than once every six months, other than to comply with changes in the Internal Revenue
               Code, the Employee Retirement Income Security
               Act, or the rules thereunder; and

         (2) without the approval of the shareholders of the Company if such approval is required to maintain the Plan's compliance under Section 16 of the Securities and Exchange Act or is otherwise required pursuant to any applicable law or rule.

                       THE GILLETTE COMPANY
                l971 Stock Option Plan, as amended



    l. PURPOSE. The purpose of the 1971 Stock Option Plan (hereinafter referred to as the "Plan") is to provide a special incentive to selected key salaried employees of The Gillette Company (hereinafter referred to as the "Company") and of its subsidiaries and to the non-employee members of the Board of Directors of the Company to promote the Company's business. The Plan is designed to accomplish this purpose by offering such employees and non-employee directors a favorable opportunity to purchase shares of the common stock of the Company so that they will share in the success of the Company's business. For purposes of the Plan a subsidiary is any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent or more of the total combined voting power of all classes of stock or over which the Company has effective operating control.

    2. ADMINISTRATION. The Plan shall be administered by the Personnel Committee heretofore established by the Board of Directors of the Company, no member of which shall be an employee of the Company or of any subsidiary. The Committee shall have authority, not inconsistently with the Plan, (a) to determine which of the key salaried employees of the Company and its subsidiaries shall be granted options; (b) to determine whether the options granted to any employees shall be incentive stock options within the meaning of the Internal Revenue Code or non-qualified stock options or both; provided, however, that with respect to options granted after December 31, 1986, in no event shall the fair market value of the stock (determined at the time of grant of the options) subject to incentive stock options within the meaning of the Internal Revenue Code which first became exercisable by any employee in any calendar year exceed $100,000 (and, to the extent such fair market value exceeds $100,000, the later granted options shall be treated as nonqualified stock options); (c) to determine the time or times when options shall be granted to employees and the number of shares of common stock to be subject to each such option provided, however, subject to adjustment as provided in
Section 9 of the Plan, in no event shall any employee be granted options covering more than 100,000 shares of common stock in any calendar year; (d) with respect to options granted to employees,to determine the option price of the shares subject to each option and the method of payment of such price; (e) with respect to options granted to employees, to determine the time or times when each option becomes exercisable and the duration of the exercise period;
(f) to prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan and to change such forms from time to time; (g) to make all determinations as to the terms of any sales of common stock of the Company to employees under
Section 8; (h) to adopt, amend and rescind rules and regulations for the administration of the Plan and the options and for its own acts and proceedings; and (i) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all parties concerned.

     3. PARTICIPANTS. The participants in the Plan shall be such key salaried employees of the Company or of any of its subsidiaries, whether or not also officers or directors, as may be selected from time to time by the Committee in its discretion, subject to the provisions of Section 8. In addition, effective upon shareholder approval at the 1992 Annual Meeting of Shareholders of the Company , each non-employee director shall be a participant in the Plan. In any grant of options after the initial grant, or any sale made under Section 8 after the initial sale, employees who were previously granted options or sold shares under the Plan may be included or excluded.

    4. LIMITATIONS. No option shall be granted under the Plan and no sale shall be made under Section 8 after April 15, 1999, but options theretofore granted may extend beyond that date. Subject to adjustment as provided in
Section 9 of the Plan, the number of shares of common stock of the Company which may be delivered under the Plan shall not exceed 28,200,000 in the aggregate. To the extent that any option granted under the Plan shall expire or terminate unexercised or for any reason become unexercisable as to any shares subject thereto, such shares shall thereafter be available for further grants under the Plan, within the limit specified above.

    5. STOCK TO BE DELIVERED. Stock to be delivered under the Plan may constitute an original issue of authorized stock or may consist of previously issued stock acquired by the Company, as shall be determined by the Board of Directors. The Board of Directors and the proper officers of the Company shall take any appropriate action required for such delivery.

    6. TERMS AND CONDITIONS OF OPTIONS GRANTED TO EMPLOYEES. All options granted to either non-employee directors or employees shall be subject to
Section 6 Paragraph (c) Subparagraphs (4) and (5). All options granted to employees under the Plan shall be subject to all the following additional terms and conditions (except as provided in Sections 7 and 8 below) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purposes of the Plan:

    (a) Option Price. The option price under each option shall be determined by the Committee and shall be not less than l00 percent of the fair market value per share at the time the option is granted. If the Committee so directs, an option may provide that if an employee Participant who was an employee participant at the time of the grant of the option and who is not an officer or director of the Company at the time of any exercise of the option, he shall not be required to make payment in cash or equivalent at that time for the shares acquired on such exercise, but may at his election pay the purchase price for such shares by making a payment in cash or equivalent of not less than five percent of such price and entering into an agreement, in a form prescribed by the Committee, providing for payment of the balance of such price, with interest at a specified rate, but not less than four percent, over a period not to exceed five years and containing such other provisions as the Committee in its discretion determines. In addition, if the Committee so directs, an option may provide for a guarantee by the Company or repayment of amounts borrowed by the Participant in order to exercise the option, provided he is not an officer or director of the Company at the time of such borrowing, or may provide that the Company may make a loan, guarantee, or otherwise provide assistance as the Committee deems appropriate to enable the Participant to exercise the option, provided that no such loan, guarantee, or other assistance shall be made without approval of the Board of Directors as required by law.

         (b) Period of Options. The period of an option shall not exceed ten years from the date of grant.

         (c)  Exercise of Option.
              (l) Each option held by a participant other than a non-employee director shall be made exercisable at such time or times, whether or not in installments, as the Committee shall prescribe at the time the option is granted. In the case of an option held by a participant other than a non-employee director which is not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the option may be exercised.

              (2) Options intended to be incentive stock options, as defined in the Internal Revenue Code, shall contain and be subject to such provisions relating to the exercise and other matters as are required of incentive stock options under the applicable provisions of the Internal Revenue Code and Treasury Regulations, as from time to time in effect, and the Secretary of the Committee shall inform optionees of such provisions.

              (3) Each incentive stock option within the meaning of the Internal Revenue Code granted on or before December 31, 1986 shall contain and be subject to the following provision:

                This option shall not be exercisable while there is outstanding (within the meaning of Section 422A(c)7 of the Internal Revenue Code of l954, as amended) any incentive stock option (as that term is defined in said Code) which was granted to the Participant before the granting of this option to purchase stock in his employer corporation (whether The Gillette Company or a parent or subsidiary corporation thereof), or in a corporation which at the time of the granting of this option is a parent or subsidiary corporation of the employer corporation, or in a predecessor corporation of any such corporation.

                Each incentive stock option within the meaning of the Internal Revenue Code granted after December 31, 1986 shall not be subject to the above provision.

                (4) Payment for Delivery of Shares. Upon exercise of any option, payment in full in the form of cash or a certified bank, or cashier's check or, with the approval of the Secretary of the Committee, in whole or part Common Stock of the Company at fair market value, which for this purpose shall be the closing price on the business day preceding the date of exercise, shall be made at the time of such exercise for all shares then being purchased thereunder, except in the case of an exercise to which the provisions of the second sentence of subsection (a) above are applicable.

                The purchase price payable by any person, other than a non-employee director, who is not a citizen or resident of the United States of America and who is an employee of a foreign subsidiary at the time payment is due shall, if the Committee so directs, be paid to such subsidiary in the currency of the country in which such subsidiary is located, computed at such exchange rate as the Committee may direct. The amount of each such payment may, in the discretion of the Committee, be accounted for on the books of such subsidiary as a contribution to its capital by the Company.
                     The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, in the event the outstanding common stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the Participant such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933 and may require that the Participant agree that any sale of the shares will be made only on the New York Stock Exchange or in such other manner as is permitted by the Committee and that he will notify the Company when he makes any disposition of the shares whether by sale, gift, or otherwise. The Company shall use its best efforts to effect any such compliance and listing, and the Participant shall take any action reasonably requested by the Company in such connection. A Participant shall have the rights of a shareholder only as to shares actually acquired by him under the Plan.

              (5) Notwithstanding any other provision of this Plan, if within one year of a Change in Control, as hereinafter defined, the employment of an employee Participant is terminated for any reason other than willful misconduct or the service as a director of a non-employee director is terminated, all his outstanding options which are not yet exercisable shall become immediately exercisable and all the rights and benefits relating to such options including, but not limited to, periods during which such options may be exercised shall become fixed and not subject to change or revocation by the Company; provided, that in the case of any incentive stock option (the "second option") which is not exercisable by reason of a previously granted incentive stock option which is still "outstanding" within the meaning of section 422A(c)(7) of the Internal Revenue Code (as in effect before the amendments made by the Tax Reform Act of 1986), the second option shall not be exercisable until the earlier outstanding option is exercised in full or expires by reason of the lapse of time. For purposes of the foregoing, a Change in Control shall mean the happening of any of the following events:

                   (A) Any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than the Company or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 20% or more of the combined voting securities of the Company;

                   (B) A tender offer or exchange offer, other than an offer by the Company, pursuant to which shares of the Company's common stock have been purchased;

                   (C) The stockholders or directors of the Company have approved an agreement to merge or consolidate with or into another corporation and the Company is not the surviving corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation); or

                   (D) During any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors cease for any reason to constitute at least a majority thereof. For this purpose, new directors who were elected, or nominated (or approved for nomination in the case of nomination by a Committee of the Board) for election by shareholders of the Company, by at least two thirds of the directors then still in office who were, or are deemed to have been directors at the beginning of the period, shall be deemed to have been directors at the beginning of the period.

          (d) Nontransferability of Options. No option may be transferred by the Participant otherwise than by will or by the laws of descent and distribution, and during the Participant's lifetime the option may be exercised only by him.

        (e) Nontransferability of Shares. If the Committee so determines, an option granted to an employee may provide that, without prior consent of the Committee, shares acquired by exercise of the option shall not be transferred, sold, pledged or otherwise disposed of within a period not to exceed one year from the date the shares are transferred to the Participant upon his exercise of the option or prior to the satisfaction of all indebtedness with respect thereto, if later.

          (f) Termination of Employment. If the employment of a Participant terminates for any reason other than his death, he may, unless discharged for cause which in the opinion of the Committee casts such discredit on him as to justify termination of his option, thereafter exercise his option as provided below. (i) If such termination of employment is voluntary on the part of the Participant, he may exercise his option only within seven days after the date of termination of his employment (unless a longer period not in excess of three months is allowed by the Committee). (ii) If such termination of employment is involuntary on the part of the Participant, he may exercise his option only within three months after the date of termination of his employment. (iii) Notwithstanding the above, if a Participant retires under The Gillette Company Retirement Plan or the retirement plan of a subsidiary, or if a Participant terminates his employment with a subsidiary that does not maintain a retirement plan and he would have been eligible to retire under the terms of The Gillette Company Retirement Plan had he been a Participant in that Plan, he may exercise any option granted prior to January 1, 1994, other than an incentive stock option within the meaning of the Internal Revenue Code, within a period not to exceed two years after his retirement date, any option granted after December 31, 1993 other than an incentive stock option within the meaning of the Internal Revenue Code within a period not to exceed three years after his retirement date, and any incentive stock option within a period not to exceed three months after his retirement date. The Committee may, in its sole discretion, terminate any such option at or at any time after the time when that option would otherwise have terminated as a result of the termination of a Participant's employment, if it deems such action to be in the best interests of the Company. In no event, however, may any Participant exercise any option which was not exercisable on the date he ceased to be an employee, or after the expiration of the option period. For purposes of this subsection (g) a Participant's employment shall not be considered terminated in the case of a sick leave or other bona fide leave of absence approved by the Company or a subsidiary in conformance with the applicable provisions of the Internal Revenue Code or Treasury Regulations, or in the case of a transfer to the employment of a subsidiary or to the employment of the Company.

         (g) Death. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death (or with respect to employee participants such further period as the Committee may allow) such option may be exercised, as to all or any of the shares which the Participant was entitled to purchase immediately prior to his death, by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and except as so exercised such option shall expire at the end of such period. In no event, however, may any option be exercised after the expiration of the option period or, in the case of an incentive stock option within the meaning of the Internal Revenue Code after the expiration of any period of exercise for such options specified in the Internal Revenue Code or the regulations thereunder.

    7. REPLACEMENT OPTIONS. The Company may grant options under the Plan on terms differing from those provided for in Section 6 where such options are granted in substitution for options held by employees of other corporations who concurrently become employees of the Company or a subsidiary as the result of a merger or consolidation of the employing corporation with the Company or subsidiary, or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute options be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

         Notwithstanding anything contained in this Plan, the Committee shall have authority, with respect to any options granted or to be granted to employees or outstanding installment Purchase Agreements of participants other than non-employee directors under this Plan, to extend the time for payment of any and all installments, to modify the amount of any installment, to amend outstanding option certificates to provide for installment payments or to take any other action which it may, in its discretion, deem necessary, provided that: (1) interest on the unpaid balance under any outstanding Purchase Agreement at the rate of at least four percent (4%) per annum shall continue to be due and payable quarterly during the period of any deferral of payment; (2) all such installment Purchase Agreements and unexercised options, shall at all times be in accordance with the applicable provisions of Regulation G of the Board of Governors of the Federal Reserve System, as from time to time amended, and with all other applicable legal requirements; (3) no such action by the Committee shall jeopardize the status of stock options as incentive stock options under the Internal Revenue Code.

    8. FOREIGN EMPLOYEES. The Company may grant options under the Plan on terms differing from those provided for in Section 6 where such options are granted to employee Participants who are not citizens or residents of the United States of America if the Committee determines that such different terms are appropriate in view of the circumstances of such Participants, provided, however, that such options shall not be inconsistent with the provisions of
Section 6(a) or Section 6(b).

     In addition, if the Committee determines that options are inappropriate for any key salaried employees who are not citizens or residents of the United States of America, whether because of the tax laws of the foreign countries in which such employees are residents or for other reasons, the Board of Directors may authorize special arrangements for the sale of shares of common stock of the Company to such employees, whether by the Company, or a subsidiary, or other person. Such arrangements may, if approved by the Board of Directors, include the establishment of a trust by the foreign subsidiary which is the employer of the key salaried employees, designated by such subsidiary, to whom the shares are to be sold. Such arrangements shall provide for a purchase price of not less than the fair market value of the stock at the date of sale and a maximum annual grant per participant of options to purchase 100,000 shares of common stock and may provide that the purchase price be paid over a period of not more than ten years, with or without interest, and that such employees have the right, with or without payment of a specified premium, to require the seller of the shares to repurchase such shares at the same price, subject to specified conditions. Such arrangements may also include provisions deemed appropriate as to acceleration or prepayment of the balance of the purchase price, restrictions on the transfer of the shares by the employee, representations or agreements by the employee about his investment purposes and other miscellaneous matters.

    9. CHANGES IN STOCK. In the event of a stock dividend, split-up or combinations of shares, recapitalization or merger in which the Company is the surviving corporation, or other similar capital change, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be issued or sold under the Plan, the maximum annual grant for each participant, the automatic annual grant for each non-employee director, the option price and other relevant provisions shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of complete liquidation of the Company, all outstanding options shall thereupon terminate, provided that (i) at least twenty days prior to the effective date of any such consolidation or merger, the Board of Directors shall with respect to employee participants either (a) make all outstanding options immediately exercisable, or (b) arrange to have the surviving corporation grant replacement options to the employee Participants and (ii) in the case of option grants to non-employee directors, all outstanding options not otherwise exercisable shall become exercisable on the twentieth day prior to the effective date of the merger.

    l0. EMPLOYMENT RIGHTS. The adoption of the Plan does not confer upon any employee of the Company or a subsidiary any right to continued employment with the Company or a subsidiary, as the case may be, nor does it interfere in any way with the right of the Company or a subsidiary to terminate the employment of any of its employees at any time.

    ll.  THE COMMITTEE MAY AT ANY TIME DISCONTINUE GRANTING OPTIONS
UNDER THE PLAN. The Board of Directors of the Company or the Personnel Committee of the Board of Directors if and to the extent authorized, may at any time or times amend the Plan or amend any outstanding option or options or arrangements established under Section 8 for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent required or permitted under Section 9 and, with respect to clauses (b) and (f) below, except to the extent required or permitted under Section 7) no such amendment shall, without the approval of the stockholders of the Company,
(a) increase the maximum number of shares available under the Plan or the maximum annual grant per participant other than as permitted under Section 9,
(b) reduce the minimum option price of options thereafter to be granted below the price provided for in Section 6(a), except that the Plan may be amended to provide that the minimum option price of non-qualified stock options thereafter to be granted to employees may be not less than 95% of the fair market value at the date of grant if the Board determines that such amendment is necessary for tax reasons to carry out the objectives of the Plan, (c) reduce the price at which shares of common stock of the Company may be sold under Section 8 below the price provided for in Section 8, (d) reduce the option price of outstanding options, (e) extend the time within which options may be granted, (f) extend the period of an outstanding option beyond ten years from the date of grant,
(g) amend the provisions of Section 12 with respect to the terms and conditions of options to non-employee directors and further provided no such amendment shall adversely affect the rights of any Participant (without his consent) under any option theretofore granted or other contractual arrangements theretofore entered into or after a Change in Control deprive any Participant of any right or benefit which became operative in the event of a Change in Control. Notwithstanding the above, in no event may the provisions of Section 12 be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

    12. TERMS AND CONDITIONS OF OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS. Effective at the close of business on the second business day after the 1992 Annual Meeting of Shareholders of the Company and on the second business day after each Annual Meeting thereafter, each non-employee director shall be automatically granted a non-incentive stock option to purchase 1,000 shares of the common stock of the Company upon the following terms and conditions:

    (a) Option Price. The option price under each option shall be the fair market value on the date of grant, which for this purpose is defined as the average between the high and the low price of the common stock on the NYSE Composite Transaction listing.

    (b) Option Period. The period of an option shall be ten years from the date of grant.

    (c) Option Exercise. Each option shall become exercisable on the first anniversary of the date of grant except as otherwise provided under
Section 6 Paragraph c Subparagraph 5 of this Plan. Any option, otherwise exercisable, may be exercised during the period a non-employee director remains a member of the Board of Directors and for a period of three months following the date a non-employee director ceases to be a director except in the case where the non-employee director is or will be eligible to receive benefits under the Company's Retirement Plan for Directors when membership on the Board of Directors ends and where the non-employee director continues to be so eligible as of the date of exercise, that non-employee director's options shall be exercisable for a period of two years from the date membership on the Board of Directors ceases.

    If a non-employee director dies at the time when the non-employee director is entitled to exercise an option, then at any time or times within one year after that non-employee director's death that non-employee director's option may be exercised in accordance with the provisions of Section 6 Paragraph (g) of the Plan. In no event shall any option be exercised after the expiration of the option period.

    (d) Payment for Delivery of Shares. Payment for the shares shall be made in accordance with the provisions of Section 6 Paragraph c Subparagraph 4 of this Plan.

    (e) Nontransferability of Options. No option may be transferred by a non-employee director otherwise than by will or by the laws of descent and distribution, and during the non-employee director's lifetime the option may be exercised only by the non-employee director.

                         THE GILLETTE COMPANY

               Stock Equivalent Unit Plan, as amended



l. PURPOSE. The purpose of the Stock Equivalent Unit Plan is to provide an incentive and reward to key salaried employees of The Gillette Company and its subsidiaries who can make substantial contributions to the success of the business. To that end, the Plan provides an opportunity for such key salaried employees to participate in that success through awards of stock equivalent units, subject to the conditions set forth in the Plan.

2. DEFINITIONS. Unless the context otherwise requires, the following words have the following meanings for purposes of the Plan.

     2.1 Basic stock unit - A stock equivalent unit awarded to a participant pursuant to Section 4.2.

     2.2  Committee - The Personnel Committee established by the
Board of Directors of the Company.

     2.3  Company - The Gillette Company, a Delaware corporation.

     2.4 Disability - Mental or physical disability, either occupational or non-occupational in cause, which, in the opinion of the Committee, on the basis of medical evidence satisfactory to it, prevents the employee from engaging in any occupation or employment for wage or profit and is likely to be permanent.

     2.5 Dividend equivalent unit - A stock equivalent unit which is credited to a participant's account as the result of conversion of amounts credited to the account in respect of dividends, as provided in Section 5.2.

     2.6 Employee - Any person, whether or not an officer or director of the Company or any subsidiary, who is regularly employed by the Company or a subsidiary on a salaried full-time basis, or who, under conditions approved by the Committee, is regularly employed by the Company or subsidiary on a salaried part-time basis.

     2.7.1 Maturity date (with respect to awards made on or before 12/31/83) - When used with respect to an award, March l5 of the tenth calendar year following the calendar year in which the award was made.

     2.7.2 Maturity date (with respect to awards made after 12/31/83) - When used with respect to an award, March 15 of the seventh calendar year following the calendar year in which the award was made.

     2.8 Normal retirement date - In the case of any participant, the date prescribed under the Retirement plan maintained by his employer as his normal retirement date (or, if no such plan is maintained by his employer, the normal retirement date prescribed under The Gillette Company Retirement Plan).

     2.9 Plan - The Stock Equivalent Unit Plan set forth herein, as from time to time amended.

     2.10 Share - A share of the Company's common stock as the same is constituted from time to time.

     2.11 Stock equivalent unit - A measure of value equal in amount to the value of one share at the time of reference.

     2.12 Subsidiary - Any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent or more of the total combined voting power of all classes of stock or over which the company has effective operating control.

     2.13 (A) Total credits - When used with respect to an individual account, the sum of (a) the excess, if any, of (i) the value of that number of shares which is equal to the number of basic stock units credited to the account in respect of awards in designated years, after adjustment for any prior payments, over
(ii) the value on the date of the respective awards of that number of shares which corresponds, after adjustment for stock splits, stock dividends and similar capital changes, to the number of basic stock units referred to in (i), except that for awards made after 12/31/78, the amount of the excess cannot exceed an amount equal to the value on the date of the respective awards of that number of shares which corresponds, after adjustment for stock splits, stock dividends and similar capital changes, to the number of basic stock units referred to in (i), plus (b) the value of that number of shares which is equal to the number of dividend equivalent units then credited to the account in respect of such awards plus (c) any amounts then credited to the account based on dividend payments attributable to such awards which have not been converted into dividend equivalent units.

     2.14 Value - When used with respect to a share

          (a) On the date of an award of basic stock units, the average of the reported high and low sales prices of the shares as quoted on a composite basis;

          (b) For purposes of converting dividend credits into dividend equivalent units, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the months of December, January, and February immediately preceding the March l5 on which such conversion occurs;

          (c) For purposes of determining the amount payable in respect of an interest which becomes vested or for purposes of determining the amount payable, in cases not covered by (d) or
(e) below, in respect of an interest which previously became vested, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the twelve calendar months immediately preceding the March l5 on which such vesting occurs or the month in which such payment becomes payable;

          (d) For purposes of determining the amount payable to a terminating participant or to the estate of a deceased participant, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the twelve calendar months immediately preceding the month in which the participant's employment terminates or the participant dies or the twelve consecutive calendar months including and ending with that month if such termination or death occurs on or after the last business day of that month;

          (e) For purposes of determining the amount payable with respect to an award on or after the maturity date thereof, the average of the reported closing prices of the shares as quoted on a composite basis on the last business day of the twelve calendar months immediately preceding such maturity date;

     2.15 Unapproved Change in Control shall mean the happening of any one of the following events, which, in each case, was not recommended to the shareholders by a vote of at least two-thirds of the non-employee directors of the Company then still in office who were in office two years prior to such event:

          (a) Any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than the Company or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 20% or more of the combined voting securities;

          (b) A tender offer or exchange offer, other than an offer by the Company, pursuant to which shares of the Company's common stock have been purchased;

          (c) The stockholders or directors of the Company have approved an agreement to merge or consolidate with or into another corporation and the Company is not the surviving corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation); or


          (d) During any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors cease for any reason to constitute at least a majority thereof. For this purpose, new directors who were elected, or nominated (or approved for nomination in the case of nomination by a Committee of the Board) for election by shareholders of the Company, by at least two thirds of the directors then still in office who were, or are deemed to have been directors at the beginning of the period, shall be deemed to have been directors at the beginning of the period.

     2.16 Approved Change in Control shall mean the happening of any one of the following events, which, in each case was recommended to the shareholders by a vote of at least two-thirds of the non-employee directors of the Company then still in office who were in office two years prior to such event:

          (a) Any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than the Company or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 20% or more of the combined voting securities;

          (b) A tender offer or exchange offer, other than an offer by the Company, pursuant to which shares of the Company's common stock have been purchased;

          (c) The stockholders or directors of the Company have approved an agreement to merge or consolidate with or into another corporation and the Company is not the surviving corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation); or

          (d) During any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors cease for any reason to constitute at least a majority thereof. For this purpose, new directors who were elected, or nominated (or approved for nomination in the case of nomination by a Committee of the Board) for election by shareholders of the Company, by at least two thirds of the directors then still in office who were, or are deemed to have been directors at the beginning of the period, shall be deemed to have been directors at the beginning of the period.

3.   ADMINISTRATION.

     3.1 The Plan shall be administered by the Personnel Committee heretofore established by the Board of Directors of the Company no member of which shall be an employee of the Company or of any subsidiary. The Committee shall have authority, not inconsistently with the Plan, (a) to determine which of the eligible Employees of the Company and its subsidiaries shall be awarded basic stock units; (b) to determine the times when basic stock units shall be awarded and the number of basic stock units to be awarded to each participant; (c) to determine the time or times when amounts may become payable with respect to stock equivalent units within the limits provided in the Plan; (d) to prescribe the form of the instruments evidencing any basic stock units awarded under the Plan (which forms need not be identical);
(e) to adopt, amend and rescind rules and regulations for the administration of the Plan and the stock equivalent units and for its own acts and proceedings; and (f) to decide all questions and connection settle all controversies and disputes which may arise in with the Plan. All decisions, determinations and interpretations of the Committee shall be binding on all parties concerned.

     3.2 The maximum number of basic stock units which may be awarded under the Plan is 20,700,000 subject to adjustment as provided under Section 8.3. No basic stock units may be awarded under the Plan after April 15, 1999.

4.   PARTICIPATION.

     4.1 The participants in the Plan shall be such key salaried Employees as may be selected from time to time by the Committee. Directors who are not employees shall not be eligible. The Employees to whom basic stock units are awarded at any time may include Employees to whom basic stock units were previously granted under the Plan.

     4.2 Awards of basic stock units shall be made from time to time by the Committee in its discretion. In addition, with respect to any award, the Committee shall have discretion to provide that all or any portion of that award shall be contingent on achievement by the participant or by any unit or units of the Company of any performance goal or goals over any period or periods of time ending before March 15 of the third year following the date of the award. Notwithstanding the above, the Committee may not award more than 50,000 basic stock units to any participant in any calendar year subject to adjustment as provided under Section 8.3.

5.   INDIVIDUAL ACCOUNTS.

     5.1 The Committee shall maintain a separate account for each award made under the Plan. Each such account shall show the information necessary to compute the participant's total credits in respect of each award, including the number of basic stock units awarded to the participant, the value of an equal number of shares on the date of the award, the amount credited to the account in respect of dividends, as provided below, the number of dividend equivalent units credited to the account and details as to any payments under the Plan which are deducted from the account.


     5.2 Whenever the Company pays a dividend (other than a stock dividend) upon its outstanding common stock, there shall be credited to the separate account for each award a dollar amount equal to the value of such dividend per share multiplied by the number of stock equivalent units credited to the account on the record date for such dividend. However, no such credits shall be made with respect to any award after the maturity date thereof or after the date on which the participant ceases to be an employee. As of March 15 in each year the aggregate of the amounts so credited to the account since the prior March 15 shall be converted into a number of dividend equivalent units by dividing such aggregate by the value of a share.

     5.3 In the event of a dividend payable in shares, or in the event of a stock split or combination of shares, the Committee shall make a corresponding change in the number of basic stock units and dividend equivalent units then credited to the account.

     5.4 On the maturity date of an award, the total amount payable with respect to such award shall become a fixed amount which will not change thereafter except that the Committee may provide for the payment of interest beginning at maturity on amounts whose payment is deferred to a date thereafter. Such fixed amount shall be the total credits in respect of such award on such maturity date.

     5.5 Whenever a payment is made under the Plan to a participant with respect to any award, there shall be a corresponding reduction in the number of stock equivalent units and other amounts credited to the participant's account in respect of such award, or in the case of a payment after maturity date or after the date on which the participant ceases to be an employee, in the amount then credited to the account. A similar reduction shall be made if a participant forfeits any portion of his interest in any awards.

6.   PAYMENT.

     6.1 Payments to a participant under the Plan may be made from time to time when segments of his total credits in respect of an award become vested, or payment may be deferred, all in accordance with rules established from time to time by the Committee.

     6.2.1 With respect to awards made on or before 12/31/83 fifteen percent of the total credits in respect of an award shall become vested on March 15 of the fourth calendar year following the calendar year of the award, an additional fifteen percent thereof (or, in cases of vesting after one or more prior payments under Section 6.3, the applicable vesting percentage thereof as provided below) shall become vested on March 15 of the fifth, sixth, seventh, eighth, and ninth calendar years following the calendar year of the award, and any unvested balance thereof shall become vested on the maturity date of such award.

     6.2.2 With respect to awards made after 12/31/83 twenty percent of the total credits in respect of an award shall become vested on March 15 of the third calendar year following the calendar year of the award, an additional twenty percent thereof (or, in cases of vesting after one or more prior payments under Section 6.3, the applicable vesting percentage thereof as provided below) shall become vested on March 15 of the fourth, fifth, and sixth calendar years following the calendar year of the award, and any unvested balance thereof shall become vested on the maturity date of such award.

     6.2.3 Such vesting as described above shall occur only if the participant is an employee on the date of vesting and has been an employee continuously since the date of the award. The total credits in respect of all awards not at that time subject to any contingency pursuant to Section 4.2 shall become fully vested if the participant, while an employee, dies, incurs a disability, retires prior to his normal retirement date with the consent of the Company and under conditions approved by the Committee, or retires on or after his normal retirement date, and the total amount payable with respect thereto shall become a fixed amount which will not change thereafter, except that the Committee may provide for the payment of interest on amounts whose payment is deferred to a date thereafter. If the employment of a participant terminates as a result of the merger, sale or other absorption or termination of operations of a subsidiary or a division, all credits in respect of any such participant's award not at that time subject to any contingency pursuant to Section 4.2 may become vested if the Committee, in its sole discretion, determines such action to be in the best interests of the Company, and the total amount payable with respect thereto shall become a fixed amount which will not change thereafter, except that the Committee may provide for the payment of interest on amounts whose payment is deferred to a date thereafter. In connection with the determination of any participant's vested rights under this paragraph 6.2.3, the Committee may retroactively remove any contingency in effect pursuant to Section 4.2. Notwithstanding the above, in the event of an Unapproved or Approved Change in Control, if a participant retires prior to his normal retirement date the consent of the Company shall not be required and all credits and all contingencies with respect to the awards of such participant shall become fully vested and immediately payable.

     6.2.3.l In the event of an Unapproved Change in Control, all contingencies then in effect pursuant to Section 4.2 shall be automatically removed and the total credits in respect of all awards of a participant shall become fully vested and payable (1) upon termination of the employment of a participant for any reason within one year following the Unapproved Change in control, or (2) upon termination of the employment of a participant at any time after an Unapproved Change in Control if such termination (a) is initiated by the Company, except that termination for willful misconduct shall not be treated as a termination under this subparagraph (2), or (b) is initiated by the participant for Good Reason. In the event of an Approved Change in Control, all contingencies then in effect pursuant to
Section 4.2 shall be automatically removed and the total credits in respect of all awards of a participant shall become fully vested and payable upon termination of the employment of a participant after an Approved Change in Control if such termination is (i) initiated by the Company, except that termination for willful misconduct shall not be treated as a termination under this sentence, or (ii) initiated by the participant for Good Reason. Good Reason, as used herein, shall mean any of the following: Assignment of any duties inconsistent with the position, duties, responsibilities and status of the employee or reduction or adverse change in the nature or status of responsibilities of the employee from those which existed on the date immediately preceding an Approved or Unapproved Change in Control; any reduction by the Company or any successor entity in the employees' compensation including benefits, other than such reduction required by law or required to maintain the tax-qualified status of any benefit Plan, from those which existed on the date immediately preceding an Approved or Unapproved Change in Control; or the Company or any successor entity requiring the employee to be based at a location in excess of fifty miles from the location where the employee is based on the date immediately preceding an Approved or Unapproved Change in Control.

     6.2.3.2   Notwithstanding any other provision of this Plan,
(a) upon an employer-initiated termination of employment of a participant pursuant to the Restructuring Plan approved by the Board of Directors of the Company at its meeting on December 18, 1986, the Reorganization Plan approved by the Board of Directors of the Company at its meeting on December 14, 1989 or the 1994 Realignment Plan and Parker Integration Plan, or (b) upon the sale or other disposition of the unit, division or subsidiary in which a participant is employed pursuant to the Restructuring Plan approved by the Board of Directors of the Company at its meeting on December 18, 1986, or the Reorganization Plan approved by the Board of Directors of the Company at its meeting on December 14, 1989, which sale or other disposition results in the participant no longer being employed by the Company or any of its subsidiaries, all contingencies then in effect pursuant to
Section 4.2 shall be automatically removed except with respect to contingencies which expire on February 19, 1987. Further, in such event, the total credits in respect of all awards of a participant for which no contingencies remain in effect shall become fully vested and the amount of such awards shall be fixed and payable. With respect to awards or segments of awards which become vested under this subparagraph or any other award or segment thereof which becomes payable by reason of the participant's termination of employment, the participant may elect to receive such awards upon termination of employment or may, prior to the date participant's employment with the Company or any subsidiary terminates, elect to defer such award in accordance with the provisions of Paragraph 6.2.3 and rules established from time to time by the Committee. Notwithstanding the above, the removal of contingencies and the granting of vesting and deferral rights provided for in this Paragraph
6.2.3.2 shall serve as partial consideration for a settlement of all claims and disputes which the participant may have against the Company, its subsidiaries, employees and agents and shall be subject to the execution by the participant of a release and settlement agreement in a form to be prescribed by the Committee.

     6.2.4 In order to make proper adjustment for any previous payments under Section 6.3, the applicable vesting percentage to be used in computing vested segments under the foregoing provisions of this Section 6.2 and in computing the amount of a payment under Section 6.3 or Section 6.4 shall be determined as follows

          (a) In computing such vested segment or the amount or a payment under section 6.3 for awards made prior to 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is fifteen (or ten in the case of the final vested installment) and whose denominator is (i) 100 minus
          (ii) fifteen multiplied by the number of vested segments previously paid to the participant under Section 6.3. Payment of each vested segment shall be considered a separate payment.

          (b) In the case of a payment under section 6.4 for awards made prior to 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is
          (i) fifteen multiplied by the number of segments of the award which have become vested in accordance with the foregoing provisions prior to the date on which the participant ceases to be an employee (but not more than 100) minus (ii) fifteen multiplied by the number of vested segments previously paid to the participant under Section 6.3, and whose denominator is 100 minus (ii) above.

          (c) In computing such vested segment or the amount of a payment under section 6.3 for awards made after 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is twenty and whose denominator is (i) 100 minus (ii) twenty multiplied by the number of vested segments previously paid to the participant under Section 6.3. Payment of each vested segment shall be considered a separate payment.

          (d) In the case of a payment under section 6.4 for awards made after 12/31/83, the applicable vesting percentage to be applied to the total credits in respect of a particular award shall be equal in value to a fraction whose numerator is (i) twenty multiplied by the number of segments of the award which have become vested in accordance with the foregoing provisions prior to the date on which the participant ceases to be an employee (but not more than 100) minus (ii) twenty multiplied by the number of vested segments previously paid to the participant under Section 6.3, and whose denominator is 100 minus (ii) above.

     6.3 Prior to any date on which a participant is to acquire a vested interest or additional vested interest in the total credits in respect of an award, the participant shall make an election, at the time and in a manner specified by the Committee, as to the time when payment is to be made of the segment or segments of such total credits which may become vested on such date. The participant may elect (a) to receive payment within a reasonable time after such date or (b) to defer payment in accordance with rules established from time to time by the Committee. In the event of an Approved or Unapproved Change in Control, the participant may, upon any date, revoke his election to defer receipt of any or all interests in respect of an award and the Company shall make payment to the participant of the value of any vested interest or interests, within a reasonable time after such revocation and with respect to interests which have not yet vested as of the date of such revocation, within a reasonable time after such interests become vested. If no such election is made, payment shall be made within a reasonable time after the date on which such vested interest or additional vested interest is acquired.

The amount of any payment shall be computed by multiplying the total credits in respect of the award at the time of payment, or in the case of revocation of an election to defer, at the time of such revocation, by the applicable vesting percentage. The Committee may provide for the payment of interest beginning upon maturity for amounts deferred beyond maturity.

     6.4 If a participant ceases to be an employee for any reason not specified in Section 6.2, his vested interest in respect of each award shall thereupon become a fixed amount which will not change thereafter. Such fixed amounts shall be determined by multiplying the total credits in respect of each award on the date of termination of employment by the applicable vesting percentage. The participant shall thereupon forfeit his interest in any amounts then credited to his account to the extent his interest has not become vested. Payment of vested interests shall be made in accordance with rules established from time to time by the Committee.


     6.5 If a participant dies prior to termination of his employment, an amount equal to his total credits in respect of all awards not subject to any contingency pursuant to Section 4.2 shall be paid to his executor or administrator or as otherwise provided by law valued as of the date of death.

     6.6 All payments will be made in cash and will be subject to any required tax withholdings.

7.   AMENDMENT AND TERMINATION.

     7.1 The Board of Directors of the Company or the Personnel Committee of the Board of Directors if and to the extent authorized may at any time amend the Plan for the purposes of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may be permitted by law, except that neither the Board of Directors or the Personnel Committee of the Board of Directors may, without the approval of the stockholders of the Company, increase the maximum number of basic stock units that may be awarded under the Plan or the maximum annual grant for each participant (subject to Section 8.3) or increase the time within which basic stock units may be awarded, as provided in Section 3.2, or extend the maturity date of an award beyond March 15 of the tenth calendar year following the calendar year in which the award was made. Notwithstanding the above, in the event of an Approved or Unapproved Change in Control, no amendment to the Plan which provides for prospective Plan benefits and other terms and conditions any less favorable to Plan participants than those which existed prior to the amendment shall be effective unless it provides that all contingencies which are then in existence be removed and all awards which are unvested prior to such amendment shall become immediately vested and payable.

     7.2 The Board of Directors of the Company may terminate the Plan at any time except that after an Approved or Unapproved Change in Control such Plan may not be terminated without providing that all contingencies then in existence shall be removed and all unvested awards shall become immediately vested and payable.

     7.3 No such amendment or termination shall adversely affect the rights of any participant (without his consent) under any award previously made or after an Approved Change in Control deprive a participant of a benefit or right which became operative upon an Approved Change in Control or after an Unapproved Change in Control deprive a participant of a benefit or right which became operative upon an Unapproved Change in Control.

8.   MISCELLANEOUS.
     8.1 The interest under the Plan of any participant, his heirs or legatees shall not be alienable by the participant, his heirs or legatees by assignment or any other method and shall not be subject to being taken by his creditors by any process whatsoever.

     8.2 The Plan shall not be deemed to give any participant or employee the right to be retained in the employ of the Company or any subsidiary nor shall the Plan interfere with the right of the Company or any subsidiary to discharge any employee at any time.

     8.3 In the event of a stock dividend, split-up or combinations of shares, recapitalization or merger in which the Company is the surviving corporation or other similar capital change, the number and kind of shares of stock or securities of the Company to be used as a basis for granting awards under the Plan, the units then outstanding or to be granted thereunder, the maximum number of basic stock units which may be granted, the maximum annual grant for each participant, the unit value and other relevant provisions shall be appropriately adjusted by the Board of Directors of the Company, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Company is not the surviving corporation or complete liquidation of the Company, all outstanding basic stock units and dividend equivalent units shall thereafter accrue no further value, provided that at least twenty days prior to the effective date of any such consolidation or merger, the Board of Directors shall either (a) make all outstanding basic units and dividend equivalent units immediately vested and payable, or (b) arrange to have the surviving corporation grant replacement units to the participants.

THE GILLETTE COMPANY                                 PRUDENTIAL TOWER BUILDING
                                                     BOSTON, MA  02199

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


The undersigned (a) revokes all prior proxies and appoints and authorizes
Jill C. Richardson and William J. McMorrow and each of them with power of substitution, as the Proxy Committee, to vote the stock of the undersigned at the 1994 Annual Meeting of the stockholders of The Gillette Company on April 21, 1994, and any adjournment thereof, as specified on the reverse side of this card on proposals 1 through 5 and in their discretion on all other matters coming before the meeting and, if applicable, (b) directs the trustee of each plan, as indicated on the reverse, to vote the shares allocated to the account(s) of the undersigned at the 1994 Annual Meeting and at any adjournment thereof. Plan shares for which no directions are received, and ESOP shares which have not been allocated to participant accounts, will be voted by each trustee on each issue in proportion to those shares allocated to participant accounts of the same plan for which voting instructions on that issue have been received by that trustee. Each trustee is authorized to vote in its judgment or to empower the Proxy Committee to vote in accordance with the Proxy Committee's judgment, on such other business as may properly come before the meeting and any adjournment thereof.

(Important - To be signed and dated on reverse side)      [ SEE REVERSE SIDE ]



      Please mark
[ X ] votes as in
      this example

This proxy will be voted as directed by the stockholder, but if no choice is specified it will be voted FOR proposals 1 through 5.

                     The Board of Directors recommends a vote FOR proposals 1 through 5

 1. Election of directors for 3-year terms:
    H.H. Jacobi, A.B. Trowbridge, J.F. Turley
                                                             FOR   AGAINST   ABSTAIN                         FOR   AGAINST   ABSTAIN
                  Withhold          2. Approval of the Out-                            4. Amendment of the
    For All [ ]   From All [ ]         side Directors' Stock [ ]   [ ]       [ ]          Stock Equivalent   [ ]   [ ]       [ ]
    Nominees      Nominees             Ownership Plan.                                    Unit Plan

                                    3. Amendment of the                                5. Approval of the
                                       1971 Stock Option     [ ]   [ ]       [ ]          Appointment of     [ ]   [ ]       [ ]
                                       Plan                                               KPMG Peat Marwick
    For except withheld from the following nominee(s)                                     as Auditors

    [  ]____________________________

                                                                                 MARK HERE                MARK HERE
                                                                                CHANGE AND   [ ]           TO ATTEND   [ ]
                                                                               NOTE AT LEFT              THE MEETING

                                                                  Please sign name exactly as it appears hereon.  When signing as attorney, executor, trustee or in other representative capacity, state full title.  (IMPORTANT - FILL IN DATE)
                                                                  Signature_____________________________________Date______________

                                                                  Signature_____________________________________Date______________


                                    APPENDIX

Stockholder Letter -- Gillette Logo & Letterhead of Alfred M. Zeien
                      in top left corner.

Notice of Annual Meeting -- Gillette Logo in top left corner.

Proxy Statement Page One -- Gillette Logo in top left corner.